Exhibit 10.56

BASIC LEASE INFORMATION

LEASE EXECUTION DATE:	July 13, 2016

TENANT:	ELEVATE CREDIT SERVICE, LLC,
a Delaware limited liability company

ADDRESS OF TENANT:	4150 International Plaza
Suite 300
Fort Worth, Texas 76109

TENANT CONTACT:	Chris Lutes, Chief Financial Officer

LANDLORD:	FLDR/TLC OVERTON CENTRE, L.P.,
a Texas limited partnership

ADDRESS OF LANDLORD:	4150 International Plaza, Suite 104
Fort Worth, Texas 76109
Attn: Christina Thompson

LANDLORD CONTACT:	Property Manager – Christina Thompson Telephone: (817) 737-2803

PREMISES:	Suite Nos. 300, 700, and 820/850 in the office building (the “Building”) located on the land described as 4150 International Plaza, City of Fort Worth, Tarrant County, Texas and known as OVERTON CENTRE I, as more particularly described on Exhibit “A” (the “Land”). The initial Premises are outlined on the plan attached to the Lease as Exhibit “B-1” and are deemed to contain 53,035 rentable square feet of Rentable Space (as defined in said Exhibit “B-1”). “Suite 200” is the 9,717 square feet of Rentable Space designated as Suite 200 in the Building. Suite 200 is outlined on the plan attached to the Lease as Exhibit “B-2”) and are deemed to contain 9,717 rentable square feet of Rentable Space (as defined in said Exhibit “B-2”). From and after the Suite 200 Commencement Date (as defined below), the Premises shall include Suite 200 and the Premises shall be deemed to contain 62,752 rentable square feet of Rentable Space. The term “Complex” shall mean the office building complex commonly known as “OVERTON CENTRE”, which is comprised of the Building and the adjacent office buildings commonly known as Overton Centre I (located at 4150 International Plaza) and Overton Centre III (located at 4160 International Plaza), the land on which the Complex is located, and the driveways, parking facilities and similar improvements and easements associated with the foregoing or the operation thereof.

LEASE TERM:	The Lease Term for Suite 300, Suite 700, and Suite 820/850 is fifty (50) months commencing on August 1, 2016 (the “Commencement Date”) and ending at 5:00 p.m. (C.S.T.) on September 30, 2020 (the “Termination Date”). Tenant shall have the right to occupy the initial Premises from and after fourteen (14) days before the Commencement Date for purposes of installing Tenant’s furniture, fixtures, telecommunications equipment, computer equipment, cabling, and other equipment necessary to enable Tenant to conducts its business in the initial Premises as of the Commencement Date, so long as Tenant’s early

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entry or occupancy does not interfere with completion of the Work (as defined in Exhibit “E”). Any early occupancy or entry by Tenant prior to the Commencement Date shall be subject to all provisions of this Lease, other than those relating to the payment of Base Rental and electricity. Prior to such early entry by Tenant, Tenant shall provide to Landlord a certificate of insurance meeting the requirements of this Lease and Tenant shall waive any liability claims against Landlord during such early entry. If the initial Premises are not ready for occupancy prior to the scheduled Commencement Date of this Lease or early occupancy by Tenant due to delays arising from direct actions of Tenant, shortages of labor or materials, acts of God, war, or other conditions beyond Landlord’s reasonable control (collectively, “Delivery Delays”), Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the initial Premises at such time as Landlord is able to tender the same and, if such date is later than the scheduled Commencement Date, then such date shall be deemed to be the Commencement Date and this Lease shall continue for the Lease Term specified herein.

The Lease Term for Suite 200 is thirty-four (34) months commencing on December 1, 2017 (“Suite 200 Commencement Date”) and ending at 5:00 p.m. (C.S.T.) on the Termination Date. Landlord shall use commercially reasonable efforts to deliver to Tenant exclusive possession of Suite 200 on or before the Suite 200 Commencement Date; however, if any present tenant or occupant of Suite 200 holds over and Landlord cannot acquire possession of Suite 200 prior to the scheduled Suite 200 Commencement Date, then Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of Suite 200 at such time as Landlord is able to tender the same and such date shall be deemed to be the Suite 200 Commencement Date and this Lease shall continue for the Lease Term specified herein.

From and after the Suite 200 Commencement Date, all of the terms and conditions of the Lease applicable to the Premises shall also apply to Suite 200.

RENEWAL OPTION:	Per Exhibit “F”.

EXPANSION OPTION:	Per Exhibit “G”.

RELOCATION TO TOWER III:	Per Exhibit “H”.

BASE RENTAL:	(SEE RIDER 102) per month, which is based on an annual Base Rental of (SEE RIDER 102) per rentable square foot per year, as such Base Rental shall increase as set forth on Rider 102, which Tenant agrees to pay to Landlord at 4150 International Plaza, Suite 104, Fort Worth, Texas 76109 (or at such other place as Landlord from time to time may designate in writing) in advance and without demand on the first day of each calendar month during and throughout the Lease Term.

BASE EXPENSE AMOUNT:	Beginning on the Commencement Date, and continuing until August 31, 2018, the Base Expense Amount for the initial Premises shall be the amount of Operating Expenses (including those Operating Expenses which Landlord elects to “gross-up” as provided in paragraph 4(c) of the Lease) for the Building during the calendar year 2016 on a “per square foot of Rentable Space in the Building” basis. Beginning on September 1, 2018, and continuing throughout the remainder of the Lease Term, the Base Expense Amount for Suite 300 and Suite 700 shall be the amount of Operating Expenses (including those Operating

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Expenses which Landlord elects to “gross-up” as provided in paragraph 4(c) of the Lease) for the Building during the calendar year 2018 on a “per square foot of Rentable Space in the Building” basis, with no change to the Base Expense Amount for Suite 820/850.

Beginning on the Suite 200 Commencement Date, and continuing throughout the remainder of the Lease Term, the Base Expense Amount for Suite 200 shall be the amount of Operating Expenses (including those Operating Expenses which Landlord elects to “gross-up” as provided in paragraph 4(c) of the Lease) for the Building during the calendar year 2018 on a “per square foot of Rentable Space in the Building” basis.

PREPAID RENTAL:	None.

SECURITY DEPOSIT:	[****] to be paid on the date of the execution of the Lease, and held by Landlord pursuant to the provisions of Paragraph 29 of the Lease.

ADDITIONAL SECURITY DEPOSIT:	[****] to be paid on the Suite 200 Commencement Date, and held by Landlord pursuant to the provisions of Paragraph 29 of the Lease.

SOLE PERMITTED USE:	General Office Space

TENANT’S PROPORTIONATE SHARE:	Prior to the Suite 200 Commencement Date, Tenant’s Proportionate Share shall be 11.84%, which is the percentage obtained by dividing (i) the 53,035 rentable square feet in the initial Premises by (ii) the 447,917 rentable square feet in the Complex. From and after the Suite 200 Commencement Date, Tenant’s Proportionate Share shall be 14%, which is the percentage obtained by dividing (i) the 62,752 rentable square feet in the Premises by (ii) the 447,917 rentable square feet in the Complex. Landlord may equitably increase Tenant’s Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Complex that includes the Premises or that varies with the occupancy of the Complex.

BROKER:	Holt Lunsford Commercial, Inc. (Landlord)
Jim Lob (Tenant)

[Signature Page Follows]

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The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.

LANDLORD:			TENANT:

FLDR/TLC OVERTON CENTRE, L.P.,			ELEVATE CREDIT SERVICE, LLC,
a Texas limited partnership			a Delaware limited liability company

By:	FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Tony Landrum	By:	/s/ Chris Lutes
		Tony Landrum, Managing Partner		Chris Lutes, Chief Financial Officer

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50.	Legal Authority	20
51.	APPLICABLE LAW; CONSENT TO JURISDICTION	21
52.	WAIVER OF JURY TRIAL	21
53.	Confidentiality	21
54.	Americans with Disabilities Act	21
55.	Determination of Charges	21
56.	Financial Statements	21
57.	Lienholders’ Approval Rights	22
58.	Anti-Terrorism Requirements	22

Exhibit “A”	Legal Description of the Land
Exhibit “B-1”	Floor Plan of Suites 300, 700, and 820/850
Exhibit “B-2”	Floor Plan of Suite 200
Exhibit “C”	Holidays
Exhibit “D”	Building Rules and Regulations
Exhibit “E”	Construction of Tenant Improvements
Exhibit “F”	Renewal Option
Exhibit “G”	Expansion Option
Exhibit “H”	Relocation to Tower III
Exhibit “I”	Acceptance of Premises Memorandum

Rider No. 101	Parking Facilities
Rider No. 102	Schedule of Base Rental

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LEASE AGREEMENT

THIS LEASE AGREEMENT (the “Lease”) is made and entered into as of the 13th day of July, 2016, by and between FLDR/TLC OVERTON CENTRE, L.P., a Texas limited partnership (“Landlord”), and ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company (“Tenant”).

1. Definitions and Basic Provisions. The definitions and basic provisions set forth in the Basic Lease Information (the “Basic Lease Information”) executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes. The additional terms defined below shall have the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this Lease:

(a) “Normal Business Hours”: From 7:00 a.m. until 6:00 p.m. on weekdays (except Holidays, as defined on Exhibit “C” attached hereto and made a part hereof for all purposes) and from 8:00 a.m. until 1:00 p.m. on Saturday (except Holidays). Landlord shall, at Tenant’s request, provide after-hours HVAC at Tenant’s cost, which shall be $50.00 per hour, with a two-hour minimum.

(b) “Rider”: Collectively, Rider No(s) 101 and 102, which are attached hereto, contain additional provisions of this Lease, and are hereby incorporated in, and made a part of, this Lease.

(c) “Exhibits”: The following Exhibits are attached to and made a part of this Lease for all purposes: “A” – Legal Description; “B-1” – Floor Plan of Suites 300, 700, and 820/850; “B-2” – Floor Plan of Suite 200; “C” - Holidays; “D” - Building Rules and Regulations; “E” – Construction of Tenant Improvements; “F” – Renewal Option; “G” – Expansion Option; “H” – Relocation to Tower III; “I” - Acceptance of Premises Memorandum.

2. Lease of Premises. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases and takes from Landlord, the Premises, together with the right to use in common with others the Common Areas, for the Lease Term specified herein, all upon and subject to the terms and conditions set forth herein. This Lease and the obligations of Landlord hereunder are conditioned upon faithful performance by Tenant of all of the agreements and covenants herein set out and agreed to by Tenant. Tenant agrees and acknowledges that there is excluded from Tenant’s use of the Premises (whether the Premises are or include one or more full floors within the Building) and Landlord hereby expressly reserves for its sole and exclusive use, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells, any area above the acoustical ceiling, and any other areas not specifically shown on Exhibit “B-1” and Exhibit “B-2” as being part of the Premises.

3. Services by Landlord. As long as Tenant is not in default hereunder, Landlord agrees to furnish those services and utilities to the Premises, which are customarily provided to tenants in comparable suburban office buildings located in the West Fort Worth area, such determination to be made by Landlord in Landlord’s reasonable discretion. All of such services shall be provided at Landlord’s cost and expense (subject to reimbursement as set forth in this Lease) during Normal Business Hours except as specifically provided to the contrary elsewhere in this Lease. Services provided at times other than during Normal Business Hours shall be at Tenant’s cost and expense, with such charges to be established by Landlord, and agreed to in advance by Tenant, and reimbursed to Landlord on demand. Failure to any extent to furnish or any stoppage of said utilities and services resulting from any cause whatsoever shall not render Landlord liable in any respect for damages to either person, property or business, nor be construed as an eviction of Tenant, nor entitle Tenant to any abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement contained herein. Notwithstanding the foregoing, if any portion of the Premises becomes untenantable for occupancy because of a failure by Landlord to any extent to furnish or any stoppage of the utilities and services required under this Paragraph 3 from any cause which Landlord could reasonably control for any period exceeding five (5) consecutive business days, Landlord shall allow Tenant a proportional abatement of Rent (based on the amount of space untenantable for occupancy) for any continued period of untenantability. Should any malfunction of the Building improvements or facilities (which by definition do not include any

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improvements or facilities of Tenant beside Building standard improvements) occur for any reason, Landlord shall use reasonable diligence to repair same promptly, but Tenant shall have no claim for constructive eviction or damages on account of such malfunction or of any interruptions in service occasioned thereby or resulting therefrom.

4. Additional Rental. (a) Tenant’s Base Rental is based, in part, upon the assumption that Tenant is contributing as its share of the annual Operating Expenses (as defined in paragraph 4(d) hereof) of the Building an amount equal to (i) the Base Expense Amount multiplied by (ii) the Rentable Space in the Premises. Tenant shall during the Lease Term, pay an amount per square foot of Rentable Space within the Premises (“Tenant’s Operating Expenses Additional Rental”) equal to the excess from time to time of the Operating Expenses per square foot of Rentable Space in the Building over the Base Expense Amount, which shall not increase by more than five percent (5%) each calendar year of the Term. The Operating Expenses are controllable, except Taxes, insurance for the Building, snow removal, and utilities. Prior to the commencement of each calendar year of Tenant’s occupancy, Landlord may make a good faith estimate, and no more than one (1) time per calendar year during the Term, a re-estimate of the anticipated amount of Tenant’s Operating Expenses Additional Rental (“Tenant’s Forecast Operating Expenses Additional Rental”) and Tenant agrees to pay Tenant’s Forecast Operating Expenses Additional Rental in equal monthly installments in advance and without demand on the first day of each calendar month during and throughout the Lease Term and any renewal or extension thereof.

(b) Within one hundred and fifty (150) days after the end of each calendar year during the Lease Term and any renewal or extension thereof, Landlord shall provide Tenant a statement showing the Operating Expenses for said calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Operating Expenses Additional Rental theretofore paid by Tenant with Tenant’s Operating Expenses Additional Rental. In the event that Tenant’s Forecast Operating Expenses Additional Rental paid by Tenant exceeds Tenant’s Operating Expenses Additional Rental for said calendar year, Landlord, at Landlord’s option, shall either pay Tenant an amount equal to such excess by direct payment to Tenant within thirty (30) days of the date of such statement, or credit such excess payment against the next accruing installment(s) of Tenant’s Forecast Operating Expenses Additional Rental, or, if no accruing installments remain, Landlord shall pay Tenant the amount equal to such excess by direct payment to Tenant within thirty (30) days after such statement. In the event that the Tenant’s Operating Expenses Additional Rental exceeds Tenant’s Forecast Operating Expenses Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. Such obligation of Landlord to refund and of Tenant to pay shall survive expiration or termination of this Lease. Landlord’s statement showing Operating Expenses shall be conclusive and binding for all purposes on Tenant as to any and all items contained therein to which Tenant has not objected in writing to Landlord within thirty (30) days after Tenant’s receipt of such statement, which writing shall specify each item objected to and the detailed reason for each such objection.

(c) Notwithstanding anything to the contrary contained herein, if the Building is not fully occupied during any calendar year of the Lease Term, Operating Expenses (or such components thereof as Landlord may reasonably elect), Electrical Expenses, Tenant’s Forecast Operating Expenses Additional Rental, Tenant’s Operating Expenses Additional Rental, Tenant’s Forecast Electrical Expenses Additional Rental (defined below) and Tenant’s Electrical Expenses Additional Rental (defined below) for purposes herein shall be determined as if the Building had been fully occupied during such year and Operating Expenses had been in an amount which would be normal if the Building were fully occupied. For the purposes of this Lease, “fully occupied” shall mean occupancy of ninety-five percent (95%) of the total Rentable Space in the Building.

(d) The term “Operating Expenses” shall mean all costs of ownership, management, operation, repair, renovation, and maintenance of the Complex, including the Building, and all other improvements located in the Complex and any and all appurtenances thereto (the “Common Facilities”), all accrued and based on an annual period consisting of a calendar year and including without limitation, (1) market comparable wages, salaries, and fees of all employees of Landlord and/or Landlord’s agents (whether paid directly by Landlord itself or reimbursed by Landlord to such other party) engaged in the operation, maintenance, leasing, or security of the Complex, including the Building, and personnel who may provide traffic control relating to ingress and egress from the parking areas of the Complex to the surrounding public streets; (2) all market comparable taxes, insurance, and

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benefits for employees providing these services are also included; (3) cost of all supplies, materials and equipment rented or used in the operation or maintenance of the Complex, including the Building; (4) cost of all utilities for the Complex, including the Building (specifically excluding the cost of electricity to the Complex, including the Building and related improvements); (5) market comparable management costs and the actual cost of all maintenance, janitorial, and service agreements for the Complex, including the Building, and the equipment therein including, but not limited to, alarm service, window cleaning, elevator maintenance, security service, traffic control, and janitorial service; (6) cost of all insurance relating to the Complex, including the Building, including, but not limited to, the cost of fire and extended coverage insurance, rental loss or abatement insurance, casualty and liability insurance applicable to the Complex, including the Building, and Landlord’s personal property used in connection therewith; (7) all taxes as defined below; (8) costs of all reasonable repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Building other than Tenant); (9) amortization of the cost of capital investment items which are primarily for the purpose of reducing operating costs (and Landlord can prove such expenditure did reduce costs) or which may be required by governmental authority, or which extend the life of the Building - all such costs shall be amortized over the reasonable life of the capital investment items by including in Operating Expenses the annual amortized amount thereof, with the reasonable life and amortization schedule being determined by Landlord in accordance with generally accepted accounting principles, but in no event to extend beyond the reasonable life of the Building; (10) Landlord’s reasonable central accounting costs applicable to the Complex, including the Building; and (11) cost of an office in the Building maintained for management of the Complex, including the Building. However, notwithstanding the above, the following specific items shall be not be included: (i) the cost of alterations, maintenance or repairs to space in the Building to be leased or already leased to others; (ii) depreciation, interest and principal payments of mortgages and other debt costs, if any; (iii) federal, state and city income taxes on income from rents, if any; (iv) the cost of capital improvements made to the Property, except as provided above; (v) any cost or expenditure for which Landlord has been reimbursed by insurance proceeds; (vi) costs which are covered by warranty to Landlord by contractors who have warranty obligations to the extent collected by Landlord; (vii) payments or commissions for rental services; and (viii) any cost that would otherwise be included in Operating Costs which represents an amount paid to a person or entity affiliated with Landlord which is in excess of the amount which would have been paid on an arms-length basis in the absence of such relationship, provided, Landlord may take into consideration reasonable qualitative (non-cost) evaluation criteria in selecting such person or entity.

(e) Landlord and Tenant agree that the foregoing enumeration of specific types of costs and expenses is intended as illustrative only and shall not be construed so as to limit the inclusion of any types of costs or expenses otherwise intended to be included within the term Operating Expenses but not set forth above or to obligate Landlord to provide any services contemplated thereby. In addition to the direct costs described above, Landlord shall have the right to establish reserves, which are reasonable based on comparable market conditions, for capital improvements, repairs and maintenance as Landlord may from time to time deem necessary or appropriate. The amount of such reserves shall be an additional component of Operating Expenses. Should such capital improvements be necessary due to casualty damage, ordinary wear and tear, compliance with any governmental law, ordinance or requirement or for any other reason related to the Premises, the cost of such capital improvements in excess of the currently available reserves shall be amortized over a period of time designated by Landlord in its reasonable discretion as a component of Operating Expenses. The term “taxes” shall mean all taxes and assessments and governmental charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments attributable to the Complex (or its operation), and the grounds, parking areas, driveways, and alleys around the Complex, excluding, however, federal and state taxes on income; if the present method of taxation changes so that in lieu of the whole or any part of any taxes levied on the Landlord or Complex, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Complex, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term “taxes” for the purposes hereof. “Taxes” for purposes hereof shall include without limitation, any margin tax pursuant to Chapter 171 of the Texas Tax Code (as the same may be amended, renewed or replaced from time to time). Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Complex, and all rights to receive notices of re-appraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code. Nothing contained herein shall prevent Landlord from separating the

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buildings, including the Building, in the Complex and re-calculating Operating Expenses, based on charges allocable solely to the Building, together with a portion of shared expenses with the other buildings in the Complex.

(f) Within one hundred and fifty (150) days after the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement (an “Annual Statement”) in reasonable detail and prepared in accordance with generally accepted accounting principles (‘GAAP”), showing the total Taxes, Insurance Costs and Operating Costs for such calendar year and the calculation of the Additional Rent for such calendar year. At Tenant’s request, Landlord shall make available to Tenant and Tenant’s agents, employees and accountants, for inspection from time to time during business hours in Landlord’s office, Landlord’s records of Taxes, Insurance Costs and Operating Costs. No more frequently than once in any calendar year, Tenant may request an audit of the Taxes, Insurance Costs and Operating Costs by a certified public accountant licensed to practice in the State of Texas. Any such audit shall be performed at Tenant’s sole expense unless the result of such audit establishes that Tenant has been overcharged for Additional Rent by more than 5% of the amount which should have been charged to Tenant, in which event Landlord shall reimburse Tenant for the costs of such audit, not to exceed $2,000. Tenant may not cause any such audit to be performed by any agent whose compensation is contingent on the results of the audit.

5. Electricity. (a) The term “Electrical Expenses” shall mean (i) charges paid by Landlord for electricity, and (ii) costs incurred in connection with an energy management program for the Building or Complex, including costs incurred for the replacement of lights and ballasts and the purchase and installation of sensors and other energy saving equipment. Electrical Expenses shall be adjusted as follows: (x) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Expenses, and (xx) the costs of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by Landlord) shall be deducted from Electrical Expenses. Tenant’s use of electrical services furnished by Landlord shall not exceed in voltage, rated capacity, or overall load that which is four (4) watts per square foot above the ceiling and four (4) watts per rentable square foot below the ceiling. In the event Tenant shall request that it be allowed to consume electrical services in excess of Building standard, Landlord may refuse to consent to such usage or may consent upon such conditions as Landlord reasonably elects (including the installation of utility service upgrades, submeters, air handlers or cooling units), and all such additional usage (to the extent permitted by law), installation and maintenance thereof shall be paid for by Tenant as Additional Rent. Landlord, at any time during the Lease Term, shall have the right to separately meter electrical usage for the Premises or to measure electrical usage by survey or any other method that Landlord, in its reasonable judgment, deems appropriate.

(b) In addition to Tenant’s Base Rental, Tenant shall, during the Lease Term, pay an amount equal to the Electrical Expenses per square foot of Rentable Space in the Building multiplied by the Tenant’s rentable square footage (“Tenant’s Electrical Expenses Additional Rental”). Prior to the commencement of each calendar year of Tenant’s occupancy, Landlord may make a good faith estimate of the anticipated amount of Tenant’s Electrical Expenses Additional Rental (“Tenant’s Forecast Electrical Expenses Additional Rental”) and Tenant agrees to pay Tenant’s Forecast Electrical Expenses Additional Rental in equal monthly installments in advance and without demand on the first day of each calendar month during and throughout the Lease Term and any renewal or extension thereof. Landlord currently estimates the annual payment of Tenant’s Electrical Expenses to be One and 60/100 Dollars ($1.60) per rentable square foot.

(c) Within one hundred and fifty (150) days after the end of each calendar year during the Lease Term and any renewal or extension thereof, Landlord shall provide Tenant a statement (“Electrical Statement”) showing, in reasonable detail, the Electrical Expenses for said calendar year and a statement prepared by Landlord comparing Tenant’s Forecast Electrical Expenses Additional Rental theretofore paid by Tenant with Tenant’s Electrical Expenses Additional Rental. In the event that Tenant’s Forecast Electrical Expenses Additional Rental paid by Tenant exceeds Tenant’s Electrical Expenses Additional Rental for said calendar year, Landlord, at Landlord’s option, shall either pay Tenant an amount equal to such excess by direct payment to Tenant within thirty (30) days of the date of such statement, or credit such excess payment against the next accruing installment(s) of Tenant’s Forecast Electrical Expenses Additional Rental. At Tenant’s request, Landlord shall make available to Tenant and Tenant’s agents, employees and accountants, for inspection from time to time during business hours in Landlord’s office, Landlord’s records of Electrical Expenses. No more frequently than once in any calendar year, Tenant may

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request an audit of the Electrical Expenses by a certified public accountant licensed to practice in the State of Texas. Any such audit shall be performed at Tenant’s sole expense unless the result of such audit establishes that Tenant has been overcharged for Tenant’s Electrical Expenses Additional Rental by more than 5% of the amount which should have been charged to Tenant, in which event Landlord shall reimburse Tenant for the costs of such audit, not to exceed $2,000. Tenant may not cause any such audit to be performed by any agent whose compensation is contingent on the results of the audit. In the event that the Tenant’s Electrical Expenses Additional Rental exceeds Tenant’s Forecast Electrical Expenses Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference. Such obligation of Landlord to refund and of Tenant to pay shall survive expiration or termination of this Lease. Landlord’s Electrical Statement shall be conclusive and binding for all purposes on Tenant as to any and all items contained therein to which Tenant has not objected in writing to Landlord within thirty (30) days after Tenant’s receipt of the Electrical Statement, which writing shall specify each item objected to and the detailed reason for each such objection.

(d) The term “Additional Rental” shall mean Tenant’s Operating Expenses Additional Rental, Tenant’s Electrical Expenses Additional Rental, and any other costs or payments that Tenant is obligated to pay to Landlord as provided herein.

6. Payments and Performance. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Base Rental for the first partial month, if any, shall be payable at the beginning of said period or as Prepaid Rental. The obligation of Tenant to pay such rent is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent. Time is of the essence in the performance of all of Tenant’s obligations hereunder. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest at the highest lawful rate per annum from the due date until paid, unless there is no highest lawful rate of interest provided by law with respect to such amount, in which event such amount shall bear interest at the rate of [****] per month from the due date until paid. In addition, at Landlord’s option, but only to the extent allowed by applicable law and not in excess of the amount allowed by applicable law, Tenant shall pay a late charge in the amount (as solely determined by Landlord) of [****] of any installment of rental hereunder which is not paid within five (5) days of the date on which it is due in order to compensate Landlord for the additional expense involved in handling delinquent payments.

7. Installation of Improvements. (a) By moving into the Premises or taking possession thereof, Tenant accepts the Premises as suitable for the purposes for which the same are leased and accepts the Building and the Complex and each and every appurtenance thereof, and Tenant by said acts waives any and all defects therein. Landlord is not otherwise obliged to make any improvements to the Premises nor to provide any allowance thereof prior to Tenant’s occupancy thereof, except as expressly provided in Exhibit “E” attached to this Lease. Tenant shall accept the Premises upon Landlord’s delivery of possession thereof.

(b) In the event Tenant shall order any change in or addition to the work called for by Tenant’s Final Working Drawings then all costs resulting there from shall be paid by Tenant. Any such change orders must be made by Tenant to Landlord in writing, must include the contractor’s estimate of the cost to be incurred in connection therewith, must be reflected in the plans and specifications relating to such construction if required by Landlord and must be approved by Landlord in writing prior to the commencement of any construction relating thereto.

8. Commencement of Term; Acceptance of Premises. The Lease Term shall commence on the Commencement Date as described in the Basic Lease Information, subject to Delivery Delays as set forth in the Basic Lease Information. Following delivery of the Premises, Landlord and Tenant shall execute an Acceptance of Premises Memorandum confirming: (1) that the Tenant Improvements described on Exhibit “E” are complete and have been accepted, (2) the Commencement Date, and (3) the Termination Date of this Lease in substantially the

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

same form as Exhibit “I” (“Acceptance of Premises Memorandum”, attached hereto and incorporated by reference).

9. Repairs and Reentry. Tenant will, at Tenant’s own cost and expense, maintain and keep the Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the repair of any damage or injury done to the Building or any part thereof by Tenant or Tenant’s agents, employees and invitees; provided, however, that Tenant shall make no repairs to the Premises without the prior written consent of Landlord. The performance by Tenant of its obligation to maintain and make repairs shall be conducted only by contractors approved by Landlord after plans and specifications therefore have been approved by Landlord. Tenant will not commit or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Paragraph 9, any repairs to the Premises or the Building that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Paragraph 22 below. Landlord shall be responsible for maintenance to the exterior, structural and Common Areas of the Building.

10. Assignment and Subletting. In the event that Tenant desires to encumber this Lease, assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, Tenant shall notify Landlord in writing and shall state the name of the proposed assignee, sublessee or other transferee and the terms of the proposed assignment, sublease or transfer for its review and approval, which approval shall not be unreasonably withheld or delayed, and Landlord shall notify Tenant in writing within ten (10) business days of such approval. Tenant shall also provide financial information and state and provide information requested by Landlord as to the nature and character of the business of the proposed assignee, sublessee or transferee. Any such assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of the Landlord, be deemed an event of default by Tenant under this Lease. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and any guarantor of Tenant’s obligations under this Lease and each assignee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant’s other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this Paragraph 10 except as to the specific instance covered thereby. In the event that the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant shall exceed the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant), Tenant shall be obligated to pay the full amount of such excess to Landlord as additional rent hereunder on the same date it is received by Tenant from the sublessee. In the event Tenant shall receive any consideration from an assignee other than the assumption by the assignee of Tenant’s obligations hereunder, Tenant shall be obligated to pay the full amount of such consideration to Landlord as additional rent hereunder on the same date it is received by Tenant. Landlord, at Landlord’s option, may elect to require that rental payable by any sublessee be paid directly to Landlord and offset Tenant’s rent obligations accordingly. At no time during the Lease Term shall Tenant be entitled to (i) advertise the Premises for sublease without the prior written consent of Landlord, such consent not to be unreasonably withheld and (ii) market the Premises for sublease at a rate less than the fair market value of the Premises. If Tenant is a corporation or partnership, an assignment prohibited by this Paragraph 10 shall be deemed to include one or more sales or transfers, by operation of law or otherwise, or creation of new stock or partnership interests, by which a majority of the voting shares of the corporation or interests in the partnership shall be vested in a party or parties who are not owners of a majority of the voting shares or partnership interests of Tenant as of the date hereof; provided, however, that the foregoing provisions of this sentence shall not be applicable if (i) Tenant’s stock is listed on a recognized securities exchange or (ii) at least eighty percent (80%) of Tenant’s stock is owned by a corporation whose stock is listed on a recognized securities exchange. For the purposes hereof, stock ownership shall be determined in accordance with the principles set forth in section 544 of the Internal Revenue Code of 1986, as amended to the date hereof. Any transfer by operation of law shall also constitute an assignment prohibited by this Paragraph 10. Tenant shall reimburse Landlord, on demand, for its reasonable attorneys’ fees and other expenses incurred in connection with considering any request for Landlord’s consent to an assignment or sublease of the Premises. Notwithstanding the foregoing, Tenant may, without the consent of Landlord assign this Lease to any affiliate of Tenant or to any entity

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

controlling, controlled by, or under common control with Tenant, or any entity that acquires all or substantially all of the assets of Tenant, provided in any such case Tenant’s assignee shall assume all of the obligations of Tenant hereunder by written agreement, a copy of which shall be furnished to the Landlord.

11. Alterations and Additions by Tenant. Tenant shall make no alterations in or additions to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld or delayed; provided, however, with regard to alterations or additions that would affect the Building’s structure or its HVAC, plumbing, electrical or mechanical systems, Landlord’s consent shall be in its sole and absolute discretion. All alterations, additions, and improvements made to or fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures of Tenant) shall be deemed a part of the Building and the property of the Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord and Tenant shall have agreed in writing as to which alterations are the property of Tenant, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, additions and improvements made by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to its original condition, at Tenant’s own cost and expense, prior to the termination of the Lease Term. Alterations and additions to the Premises will be performed by Landlord at Tenant’s cost and expense. Tenant acknowledges that Landlord’s approval of any alterations or additions shall not be a representation by Landlord that such alterations, additions or improvements comply with applicable laws. Tenant may, subject to Landlord’s reasonable approval, at its sole cost and expense, install additional satellite and/or TV systems that do not in any way interfere with the existing systems or with Landlord’s ability to install additional systems.

12. Legal Use; Violations of Insurance Coverage; Nuisance. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the reasonable judgment of Landlord, is disreputable or which is hazardous due to risk of fire, explosion or other casualty, nor permit anything to be done which will in any way (i) increase the rate of fire and casualty insurance on the Building or its contents, or (ii) tend to lower the first-class character and reputation of the Building, or (iii) create unreasonable elevator loads or otherwise interfere with standard Building operations, or (iv) affect the structural integrity or design capabilities of the Building or (v) result in the storage of any hazardous materials or substances at the Building. In the event that, by reason of any act or conduct of business of Tenant, there shall be any increase in the rate of insurance on the Building or its contents created by Tenant’s acts or conduct of business, then Tenant hereby agrees to pay Landlord the amount of such increase on demand. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth or showcase in, upon or visible from the vestibules, halls, corridors, doors, outside walls, outside windows or pavement of the Building or the Land without the prior written consent of Landlord. Tenant will conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, annoy or disturb other tenants or Landlord in the management of the Building.

13. Laws and Regulations. Tenant at its sole expense will maintain the Premises in a clean, safe and healthful condition and will comply with all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises.

14. Indemnity, Liability and Loss or Damage.

(a) TENANT INDEMNIFICATION. LANDLORD SHALL NOT BE LIABLE TO TENANT OR TENANT’S AGENTS, EMPLOYEES, GUESTS, INVITEES OR ANY PERSON CLAIMING BY, THROUGH OR UNDER TENANT FOR ANY INJURY TO PERSON, LOSS OF OR DAMAGE TO PROPERTY, OR FOR LOSS OF OR DAMAGE TO TENANT’S BUSINESS, OCCASIONED BY OR THROUGH THE ACTS OR OMISSIONS OF LANDLORD, OR BY ANY CAUSE WHATSOEVER EXCEPT FOR ANY THEREOF ARISING SOLELY FROM OR OUT OF LANDLORD’S GROSS NEGLIGENCE OR WILLFUL WRONGDOING. UNLESS ARISING SOLELY FROM OR OUT OF LANDLORD’S GROSS NEGLIGENCE OR WILLFUL ACT OR OMISSION, LANDLORD SHALL NOT BE LIABLE FOR, AND TENANT SHALL INDEMNIFY, DEFEND AND HOLD HARMLESS LANDLORD, LANDLORD’S LENDERS (IF ANY), LANDLORD’S ASSET MANAGER, LANDLORD’S SUBASSET MANAGER, LANDLORD’S PARTNERS,

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ANY SUBSIDIARY OR AFFILIATE OF LANDLORD AND THE OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, EMPLOYEES, MANAGERS, INDEPENDENT CONTRACTORS, ATTORNEYS AND AGENTS OF ANY OF THE FOREGOING (COLLECTIVELY, THE “INDEMNITEES”), FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION, JUDGMENTS, COSTS AND EXPENSES, AND ALL LOSSES AND DAMAGES (INCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES) ARISING FROM THE USE BY TENANT OR ITS AGENTS, INDEPENDENT CONTRACTORS, SERVANTS, EMPLOYEES, CUSTOMERS, OR INVITEES OF THE PREMISES OR THE COMPLEX OR FROM THE CONDUCT OF ITS BUSINESS OR FROM ANY ACTIVITY, WORK, OR OTHER ACTS OR THINGS DONE, PERMITTED OR SUFFERED BY TENANT IN OR ABOUT THE PREMISES OR THE COMPLEX, AND SHALL FURTHER INDEMNIFY, DEFEND AND HOLD HARMLESS THE INDEMNITEES FROM AND AGAINST ANY AND ALL CLAIMS ARISING FROM ANY BREACH OR DEFAULT IN THE PERFORMANCE OF ANY OBLIGATION ON TENANT’S PART TO BE PERFORMED UNDER THE TERMS OF THIS LEASE, OR ARISING FROM ANY ACT, OMISSION OR NEGLIGENCE OR WILLFUL OR CRIMINAL MISCONDUCT OF TENANT, OR BY TENANT OR ITS AGENTS, INDEPENDENT CONTRACTORS, SERVANTS, EMPLOYEES, CUSTOMERS, OR INVITEES AND FROM ALL REASONABLE COSTS, ATTORNEYS’ FEES AND DISBURSEMENTS, AND LIABILITIES INCURRED IN THE DEFENSE OF ANY SUCH CLAIM OR ANY ACTION OR PROCEEDING WHICH MAY BE BROUGHT AGAINST, OUT OF OR IN ANY WAY RELATED TO THIS LEASE. UPON NOTICE FROM LANDLORD, TENANT SHALL DEFEND ANY SUCH CLAIM, DEMAND, CAUSE OF ACTION OR SUIT AT TENANT’S EXPENSE BY COUNSEL SATISFACTORY TO LANDLORD IN ITS SOLE DISCRETION. AS A MATERIAL PART OF THE CONSIDERATION TO LANDLORD FOR THIS LEASE, TENANT HEREBY ASSUMES ALL RISK OF DAMAGE TO PROPERTY OR INJURY TO PERSONS IN, UPON OR ABOUT THE PREMISES FROM ANY CAUSE, AND TENANT HEREBY WAIVES ALL CLAIMS WITH RESPECT THERETO AGAINST LANDLORD. TENANT ACKNOWLEDGES AND AGREES THAT ITS INDEMNITY OBLIGATIONS HEREUNDER COVER AND RELATE TO, WITHOUT LIMITATION, ANY NEGLIGENT ACTION AND/OR OMISSION (WHETHER JOINT, COMPARATIVE OR CONCURRENT) OF LANDLORD AND LANDLORD’S AGENTS, SERVANTS AND EMPLOYEES. IF LANDLORD SHALL BE MADE A PARTY TO ANY ACTION COMMENCED BY OR AGAINST TENANT, TENANT SHALL PROTECT AND HOLD LANDLORD HARMLESS THEREFROM AND ON DEMAND SHALL PAY ALL COSTS, EXPENSES, AND REASONABLE ATTORNEY’S FEES INCURRED BY LANDLORD IN CONNECTION THEREWITH. THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE.

(b) LANDLORD INDEMNIFICATION. LANDLORD SHALL INDEMNIFY AND HOLD HARMLESS TENANT FROM AND AGAINST ALL THIRD-PARTY CLAIMS ARISING FROM. THE GROSS NEGLIGENCE OR WILLFUL ACT OR OMISSION OF LANDLORD OR ITS AGENTS, CONTRACTORS, OR EMPLOYEES, AND FROM AND AGAINST ALL COSTS, ATTORNEY’S FEES, EXPENSES AND LIABILITIES INCURRED IN THE DEFENSE OF ANY SUCH CLAIM OR ANY ACTION OR PROCEEDING BROUGHT THEREON. NOTWITHSTANDING THE FOREGOING, THE INDEMNITY OBLIGATIONS OF LANDLORD HEREUNDER SHALL NOT APPLY IN THE CASE OF CLAIMS INVOLVING THE NEGLIGENCE OR WILLFUL ACT OR OMISSION OF TENANT, ITS AGENTS, EMPLOYEES OR CONTRACTORS.

(c) Mutual Waiver of Claims and Rights of Subrogation. Notwithstanding anything to the contrary set forth in this Lease, each party waives, as against the other and its respective employees, agents contractors and subcontractors, all claims and rights of recovery, and on behalf of their respective insurance carriers, rights of subrogation, with respect to property damaged or destroyed by fire or other casualty, to the extent such property is covered by insurance required hereunder or any other valid and collectible insurance or would have been covered if insurance required hereunder had been maintained, even if such loss is caused by the negligence of the party released.

15. Rules of the Building; Signage. (a) Tenant will comply fully, and will cause Tenant’s agents, employees, and invitees to comply fully with all Rules and Regulations of the Building which are attached hereto as Exhibit “D” and made a part hereof as though fully set out herein. As more particularly provided therein, Landlord

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as Landlord may deem advisable for the safety, protection, care and cleanliness of the Building and appurtenances and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant and Tenant’s agents, employees and invitees.

(b) Landlord will list Tenant’s name in the Building’s directory, if any, located in the lobby of the Building, will permit Tenant at its expense to install signage on the entry of the Premises, subject to Landlord’s reasonable approval and subject to compliance with all applicable laws, and will list Tenant’s name on the monument sign located at the northern end of the Building.

(c) Tenant may install and maintain, at Tenant’s sole cost, signage with Tenant’s name and logo (the “Exterior Signage”) in two (2) mutually approved locations on the exterior of the Building, subject to the following terms, conditions, and provisions:

(i) The Exterior Signage, including size, graphics, color, and illumination must first be approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall submit to Landlord for its approval plans (including an electric plan) and specifications detailing the design and proposed manner of installation of the Exterior Signage. Following approval by Landlord of the plans and specifications, and approval by Tenant of the cost of the work and the proposed Exterior Signage location. Tenant shall contract with a signage contractor acceptable to Landlord to install the Exterior Signage and with an electrical contractor acceptable to Landlord with respect to any electrical work required for the illumination of the Exterior Signage. All contractors shall be required to procure and maintain insurance against such risks, in such amounts, and with such companies as Landlord may reasonably require. Certificates of such insurance must be received by Landlord before the work is commenced. The work shall be performed in such a manner and at such times as to maintain harmonious labor relations and not to interfere with or delay Landlord’s other contractors, the operation of the Building, and the occupancy thereof by other tenants. The contractors shall contact Landlord’s management office for the Complex and schedule time periods during which they may use Building facilities in connection with the work (e.g., elevators etc.). Tenant shall repair any damage to the Building caused by the installation of the Exterior Signage. The installation, maintenance and removal of the Exterior Signage may not disrupt or interfere in any way with the business or operations of any other tenant in the Building and may not obstruct the view of any tenant in the Building.

(ii) Tenant expressly acknowledges and agrees that it is a matter for Tenant to ascertain whether it will be allowed by the City of Fort Worth or other applicable jurisdiction to install the Exterior Signage on the Building. Landlord shall have no liability whatsoever with respect thereto, but shall reasonably cooperate with Tenant to obtain approval from the City of Fort Worth, provided however that Landlord shall not obliged to incur any additional expense or liability in so doing. Tenant shall obtain and maintain all necessary permits, licenses, and approvals and pay all costs associated therewith and shall provide Landlord with copies of all permits, licenses and approvals. Tenant shall maintain such property and liability insurance with respect thereto as Landlord may require. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the installation and operation of the Exterior Signage.

(iii) Landlord assumes no liability for special, consequential, or incidental damages of any kind whatsoever in connection with the design or installation of the Exterior Signage, and the obtaining of permits, licenses and approvals, and makes no representations, warranties, or guaranties regarding the same, expressed or implied, including, without limitation, suitability of the Building structure for the installation of signage, warranties of merchantability, compliance with applicable laws or fitness for a particular purpose. Tenant shall maintain, at Tenant’s sole cost and expense, the Exterior Signage in good and first class operating order and condition. If the Exterior Signage is illuminated, then Tenant shall (i) ensure that all wiring shall be concealed and (ii) replace bulbs as and when necessary.

(iv) For so long as Tenant is in occupation of the entire Premises, Tenant shall not be charged rent for the Exterior Signage. The Exterior Signage shall remain the personal property of Tenant, and upon the

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expiration or earlier termination of the Term of the Lease, or at Landlord’s option, upon transfer or assignment of Tenant’s interest under the Lease, or in the event. Tenant is no longer in occupation of any part of the Premises, Tenant shall remove the Exterior Signage. Upon any removal of the Exterior Signage, Tenant shall, at Tenant’s sole cost, repair any damage to the Building caused by such removal and restore the area where the Exterior Signage was located to the condition existing prior to installation.

(v) Tenant shall protect, defend, indemnify, and hold Landlord, its employees, agents, representatives, tenants and contractors harmless from and against any and all claims, demands, causes of action, judgments, costs, expenses, liabilities, and damages (including consequential and punitive damages) arising from or in connection with the installation, operation, or use of the Exterior Signage, or relating to any act or occurrence happening in or about the Exterior Signage, however the same may be caused, including, without limitation, if caused in whole or in part by the act, omission, or active or passive negligence of Landlord, or its employees, agents, representatives, tenants or contractors, or by criminal activity of any kind. Such indemnity shall survive the expiration or termination of the Lease Term.

(vi) Tenant’s right to install and maintain the Exterior Signage is personal to Elevate Credit Service, LLC, and shall terminate if (a) the Exterior Signage has not been installed within twelve (12) months of of the removal of Think Finance’s existing exterior signage, or (b) the Lease or Tenant’s right to possession of the Premises expires by its terms or is terminated. In addition, Landlord, in its sole discretion, may require Tenant to remove the Exterior Signage if Tenant (i) is in occupation of less than the entire Premises, or (ii) has sublet or assigned the Premises, or (iii) has ceased operation of its business and vacated the Premises (notwithstanding that it has left furniture, fixtures or equipment in the Premises), or (iv) is delinquent in payment of rent for in excess of two (2) consecutive months. Upon termination of such rights as hereinabove provided, Tenant shall remove the Exterior Signage and restore the Building surfaces where the same was affixed to the Building. If Tenant fails to do so, Landlord may remove the Exterior Signage at Tenant’s cost. Any unperformed obligations of Tenant herein shall survive the expiration or termination of the Lease. Nothing herein contained shall imply that Tenant has any exclusivity on signage rights on the exterior of the Building.

16. Maintenance and Repair.

(a) Except as otherwise provided in Subsection 17(b) and Section 22 hereof, Tenant shall, at its sole cost and expense, and subject to the provisions of Section 15 hereof as applicable: (i) keep the Premises in a tenantable, neat and clean and safe and healthful condition in compliance with all Laws (including obtaining any required licenses or permits in connection therewith), and maintain the Premises and all improvements, systems, fixtures and equipment therein, other than any improvements, systems and fixtures constituting part of the Base Building, in good order, condition and repair; and (ii) make all repairs, alterations, additions or replacements to the Premises (including, without limitation, equipment, facilities and fixtures therein serving the Premises which are not systems and fixtures constituting part of the Base Building (hereinafter defined)) required by Laws including, without limitation, the Americans with Disabilities Act, as amended, and any state or local Laws of similar import (collectively, “ADA”).

(b) Except as provided in Section 18 and Section 22 hereof, Landlord shall, at its expense: keep the Property (including the drives, driveways, parking areas, landscaping, sewer, water and electrical lines serving the Building), and the Building structure including, without limitation, the exterior walls, foundation and roof, and Building systems including, without limitation, the electrical and plumbing systems, excluding, however, distribution lines and pipes and equipment within and serving the Premises exclusively (the structure and such systems collectively constituting and referred to as the “Base Building”) in good order condition and repair; and will make all repairs, alterations and additions to the Base Building which are required to conform with all Laws, except repairs, alterations and additions required because of Tenant’s use and occupancy of the Premises, as distinguished from those generally applicable to the Property and the Base Building. Landlord shall also provide snow removal sufficient to allow reasonable access to the Building, provided that if snow removal is interfered with due to overnight parking by Tenant, its agents, employees, contractors, or invitees, any additional snow removal costs will be charged to Tenant as additional Rent hereunder, payable on demand.

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

(c) If Tenant does not make repairs and perform maintenance as required in this Section 14 promptly and adequately, Landlord may (after giving reasonable notice to Tenant and a reasonable opportunity to make such repairs and perform such maintenance, except in an emergency or as is necessary to avoid damage to property (including, without limitation, the Building) or injury to persons, in which event no such notice or opportunity for Tenant to make such repairs or perform such maintenance shall be required), but shall have no obligation to, make such repairs and perform such maintenance, and all costs thereof (plus a fifteen percent (15%) overhead charge) shall be additional Rent hereunder due and payable by Tenant to Landlord within ten (10) days of being billed therefor. Without limitation of any other rights of Landlord for entry into the Premises, Landlord may enter the Premises upon reasonable verbal advice (except in an emergency when no verbal advice shall be required) to make such repairs to the Premises or any property or equipment located therein and perform such maintenance as Landlord shall deem necessary or be required pursuant to any Laws.

17. Entry for Repairs and Inspection. Landlord and its agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in an emergency, at any hour) to inspect same or clean or make repairs or alterations or additions to the Building and the Premises (whether structural or otherwise) as Landlord may deem necessary, and during the continuance of any such work, Landlord may temporarily close doors, entryways, public spaces and corridors and interrupt or temporarily suspend Building services and facilities, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord agrees to provide written notice should the buildings facilities be suspended in a manner that will affect the Tenant’s operations. During the Lease Term, Landlord may exhibit the Premises to prospective purchasers and lenders at reasonable hours and upon at least 24-hours prior notice to Tenant. Furthermore, during the one-year period prior to the expiration date of this Lease, Landlord and Landlord’s agents may exhibit the Premises to prospective tenants during Normal Business Hours and upon at least 24-hours prior notice to Tenant.

18. Condemnation. If all of the Premises, or so much thereof as would materially interfere with Tenant’s use of the remainder, shall be taken or condemned for any public use or purpose by right of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the Lease Term and the leasehold estate created hereby shall terminate as of the date title shall vest in the condemnor or transferee. If all or any portion of the Building or if all or any material portion of the land on which the Building is located is taken or condemned or transferred as aforesaid, Landlord shall have the option to terminate this Lease effective as of the date title shall vest in the condemnor or transferee. Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto. Notwithstanding the foregoing, Tenant may seek a separate award for loss of those leasehold improvements agreed by Landlord and Tenant to be the property of Tenant pursuant to Paragraph 11 hereof, Tenant’s relocation costs, and Tenant’s loss of business.

19. Landlord’s Lien and Security Interest. Landlord shall have a Landlord’s statutory lien, and in addition thereto Landlord shall have, and Tenant hereby grants unto Landlord, a security interest in all of the goods, wares, furniture, fixtures, office equipment, supplies and other property of Tenant now or hereafter placed in, upon, or about the Premises and all proceeds thereof, as security for all of the obligations of Tenant under this Lease. Tenant shall not remove any of said personal property from the Premises until all of Tenant’s obligations under this Lease have been satisfied in full. Upon the occurrence of an event of default by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated on the Premises, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made; and at any such sale the Landlord or its assigns may purchase unless otherwise prohibited by law. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney’s fees and other expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this Paragraph 19. Any surplus shall be paid to Tenant or as otherwise required by law and Tenant shall pay any deficiencies forthwith to Landlord. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Texas Uniform Commercial Code.

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20. Abandoned Property. All personal property of Tenant remaining in the Premises after the termination or expiration of the Lease Term or after the abandonment of the Premises by Tenant may, after Landlord provides notice to Tenant, be treated by Landlord as having been abandoned by Tenant and Landlord may, at its option and election, thereafter take possession of such property and either (i) declare same to be the property of Landlord, or (ii) at the cost and expense of Tenant, store and/or dispose of such property in any manner and for reasonable consideration, Landlord, in its sole discretion, shall deem advisable. Tenant shall be presumed conclusively to have abandoned the Premises if the amount of Tenant’s property removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises and such removal is not in the normal course of Tenant’s business, or if Tenant removes any material amount of Tenant’s personal property from the Premises, at a time when Tenant is in default in the payment of rental due hereunder or in the performance of any other obligation of Tenant hereunder and such removal is not in the normal course of Tenant’s business. Nothing contained in this Paragraph shall prejudice or impair Landlord’s rights as a lienholder and secured party under Paragraph 19 hereof, and the rights granted to Landlord under this Paragraph shall be cumulative of its rights as a lienholder and secured party.

21. Holding Over. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate (“Holdover Rate”) which shall be One Hundred Fifty Percent (150%) of the amount of the annual Base Rental for the last period prior to the date of such termination plus Tenant’s Additional Rental under Paragraphs 4 and 5 prorated on a daily basis, and also pay all damages, consequential as well as direct, sustained by Landlord by reason of such retention. If Landlord gives notice to Tenant of Landlord’s election to such effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, subject to all the covenants and obligations of this Lease, but if Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate, subject to all the covenants and obligations of this Lease, shall be deemed to have been created. In any event, no provision of this Paragraph 21 shall be deemed to waive Landlord’s right of reentry or any other right under this Lease or at law.

22. Fire and Casualty. (a) If the Premises are damaged by fire or other casualty then in such event Landlord shall, in its sole discretion, either (i) enter and make the necessary repairs without affecting this Lease, or (ii) terminate this Lease by giving written notice thereof to Tenant within sixty (60) days of such fire or other casualty in which event Tenant shall pay the rent hereunder apportioned to the time of such loss and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

(b) In the event the Building is so badly damaged or injured by fire or other casualty, even though the Premises may not be affected, that Landlord decides, within sixty (60) days after such destruction, not to rebuild or repair the Building (such decision being vested exclusively in the discretion of Landlord), then in such event Landlord shall so notify Tenant in writing and this Lease shall terminate as of the date specified for termination in the notice from Landlord to Tenant, and the Tenant shall pay rent hereunder apportioned to the date of such termination and shall pay all other obligations of Tenant owing on the date of termination, and Tenant shall immediately surrender the Premises to Landlord.

(c) Notwithstanding the foregoing, Landlord’s obligation to restore the Building and the Premises shall not require Landlord to expend for such repair and restoration work more than the insurance proceeds actually received by the Landlord as a result of the casualty.

(d) Landlord shall be required to carry and maintain fully replacement value fire and casualty insurance for the Building for the length of the Lease Term and any renewal thereof.

23. Entire Agreement and Amendment; No Representations or Warranties; No Memorandum of Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration to Landlord for the execution of this Lease, that

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there have been no representations, understandings, stipulations, agreements or promises pertaining to the Premises, the Building or this Lease not incorporated in writing herein. This Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. LANDLORD’S DUTIES AND WARRANTIES ARE LIMITED TO THOSE SET FORTH IN THIS LEASE, AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR WARRANTIES, ALL OF WHICH ARE HEREBY DISCLAIMED BY LANDLORD AND WAIVED BY TENANT. LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT’S INTENDED COMMERCIAL PURPOSE, AND TENANT’S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Building is located without the prior written consent of Landlord.

24. Transfer of Landlord’s Rights. In the event Landlord transfers its interest in the Building, Landlord shall thereby automatically be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations, except that Landlord shall not be released from any existing Tenant claims made prior to transfer.

25. Default. (a) The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease: (i) Tenant shall fail to pay any rental or other sum payable by Tenant hereunder as and when such rental or other sum becomes due and payable (ii) Tenant shall fail to comply with any other provision, condition or covenant of this Lease and any such failure is not cured within five (5) days after Landlord gives written notice of such failure to Tenant; provided, if such failure cannot be cured within five (5) days after Landlord gives written notice of such failure Tenant, Tenant shall fail to begin such cure within said five (5) day period or fails to diligently prosecute such cure to completion in a reasonable time period; (iii) Tenant shall desert, vacate or fail to physically occupy any substantial portion of the Premises; (iv) Tenant shall assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord; (v) Any petition shall be filed by or against Tenant or any guarantor of Tenant’s obligations under this Lease pursuant to any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or under any similar law or statute of the United States or any state thereof (which as to any involuntary petition shall not be and remain discharged or stayed within a period of thirty (30) days after its entry), or Tenant or any guarantor of Tenant’s obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal Bankruptcy Act or under any future federal bankruptcy act or under any similar law or statute of the United States or any state thereof; (vi) Tenant or any guarantor of Tenant’s obligations under this Lease shall become insolvent or make a transfer in fraud of creditors; (vii) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors; or (viii) A receiver or trustee shall be appointed for Tenant or any guarantor of this Lease or for any of the assets of Tenant or any guarantor of this Lease.

(b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law or by this Lease: (i) Enforce, by all legal suits and other means, its rights hereunder, including the collection of Base Rental, Tenant’s Additional Rental and other sums payable by Tenant hereunder and the reimbursement for all unamortized tenant allowances and concessions, without reentering or resuming possession of the Premises and without terminating this Lease; and (ii) Terminate this Lease by issuing written notice of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord. Tenant shall pay to Landlord as damages on the same days as Base Rental, Tenant’s Additional Rental and other payments which are expressed to be due under the provisions of this Lease, the total amount of such Base Rental, Tenant’s Additional Rental and other payments plus a reimbursement for all unamortized tenant allowances and concessions, less such part, if any, of such payments that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, Landlord shall use reasonable efforts to relet the Premises so as to mitigate the amount for which Tenant is liable. Landlord shall have the right at any time to demand final settlement. Upon demand for a

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final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant’s breach, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 6% per annum). Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in its actions pursuant to this Subparagraph, and Tenant further agrees that Landlord shall not be liable for damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise. In addition to all remedies specified above, if Tenant is delinquent in rentals or other monetary payments due under the Lease, Landlord may enter upon the Premises and change, alter, or modify the door locks on all entry doors of the Premises, and permanently or temporarily exclude Tenant, and its agents, employees, representatives and invitees, from the Premises; and in such event, Landlord shall not be obligated to provide Tenant with a key to reenter the Premises until such time as all delinquent rent and other amounts due under this Lease have been paid in full, and only during Landlord’s Normal Business Hours. Landlord’s exclusion of Tenant from the Premises pursuant to the immediately preceding sentence shall not constitute a permanent exclusion of Tenant from the Premises or a termination of this Lease unless Landlord so notifies Tenant in writing; moreover, Landlord shall not be obligated to place a written notice on the Premises on the front door thereof explaining Landlord’s action or stating the name, address or telephone number of any individual or company from which a new key may be obtained.

26. Waiver; Attorney’s Fees. Landlord’s acceptance of rent following an event of default hereunder shall not be construed as Landlord’s waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce any of the Rules and Regulations described in Paragraph 16 against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. If Landlord brings any action under this Lease and prevails on said action, or consults or places this Lease or any amount payable by Tenant hereunder with an attorney for the enforcement of any of Landlord’s rights hereunder, then Tenant agrees to pay to Landlord on demand from Landlord the reasonable attorney’s fees and other costs and expenses incurred by Landlord in connection therewith.

27. Quiet Possession. Landlord hereby covenants that Tenant, upon paying rent as herein reserved, and performing all covenants and agreements herein contained on the part of Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises without any disturbance from Landlord or from any other person claiming by, through or under Landlord, subject to the terms, provisions, covenants, agreements and conditions of this Lease, specifically including, but without limitation, the matters described in Paragraph 34 hereof.

28. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

29. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant upon the occurrence of any event of default by Tenant or upon termination of this Lease. Landlord may commingle the Security Deposit with other funds. Landlord may, from time to time, without prejudice to any other remedy, after written notice to Tenant of Landlord’s intent to do so, use

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the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant within thirty (30) days following the expiration of the Lease Term. If Landlord transfers its interest in the Premises during the Lease Term, Landlord shall assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of, or any other matter relating to, such Security Deposit.

30. No Subrogation; Insurance. (a) Tenant hereby waives any cause of action it might have against Landlord on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant’s fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured. Landlord hereby waives any cause of action it might have against Tenant because of any loss or damage that is insured against under any insurance policy that covers the Building or any property of Landlord used in connection with the Building and which names Landlord as a party insured, provided that if the cost of restoring the loss or damage exceeds the amount of property damage insurance proceeds paid to Landlord on account of the loss or damage, Tenant shall remain liable to Landlord for the amount of such excess. This provision is cumulative of Paragraph 14.

(b) Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect Landlord and the Indemnitees (as defined in Paragraph 15) against any liability to the public or to any invitee of Tenant or an Indemnitee incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than [****] per occurrence and not less than [****] in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and [****] products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than [****] per accident; (c) Worker’s Compensation Insurance with limits as required by statute with Employers Liability and limits of [****] each accident, [****] disease policy limit, [****] disease—each employee; (d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant’s alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income. The aforesaid policies shall (a) be provided at Tenant’s expense; (b) name Landlord and the Indemnitees (or such of them as Landlord may designate) as additional insureds (General Liability) and loss payee (Property—Special Form); (c) be issued by an insurance company with a minimum Best’s rating of “A-:VII” during the Term and which must be admitted to engage in the business of insurance in the State of Texas; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD form 28 shall be delivered to Landlord by Tenant prior to the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

31. Binding Effect. The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Paragraphs 10, 24 and 41 hereof.

32. Notice. Any notice required or permitted to be given hereunder by one party to the other shall be in writing and shall be deemed to be given when deposited in the United States mail, certified or registered, return receipt requested, with sufficient postage prepaid, or hand delivered or sent by recognized overnight delivery service operating on a nationwide basis, addressed to the respective party to whom notice is intended to be given at the address of such party set forth on the Basic Lease Information. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address, which, in regard to notices to be given to Tenant, must be within the continental United States, in substitution of the foregoing address to which any such notice shall be given.

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

33. Brokerage. Landlord and Tenant each warrant to the other that it has not dealt with any broker or agent in connection with the negotiation or execution of this Lease, other than Holt Lunsford Commercial, Inc., as Broker for Landlord, and Jim Lob, as Broker for Tenant. TENANT AGREES TO INDEMNIFY LANDLORD AGAINST ALL COSTS, EXPENSES, ATTORNEYS’ FEES, AND OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY BROKER OR AGENT OTHER THAN JIM LOB CLAIMING THE SAME BY, THROUGH, OR UNDER TENANT. LANDLORD AGREES TO INDEMNIFY TENANT AGAINST ALL COSTS, EXPENSES, ATTORNEYS’ FEES, AND OTHER LIABILITY FOR COMMISSIONS OR OTHER COMPENSATION CLAIMED BY ANY BROKER OR AGENT OTHER THAN HOLT LUNSFORD COMMERCIAL, INC. CLAIMING THE SAME BY, THROUGH, OR UNDER LANDLORD. Such indemnity shall survive the expiration or earlier termination of this Lease.

34. Subordination. This Lease and all rights of Tenant hereunder are subject and subordinate to any deed of trust, mortgage or other instrument of security which does now or may hereafter cover the Building and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deed of trust, mortgage or instrument of security. Landlord, and any successor to Landlord, shall be obligated to provide Tenant with written notice of any change to the deed of trust, mortgage, or any other instrument of security which covers the Building and the Land or any interest of Landlord therein, that would cause this Lease and/or Tenant’s rights hereunder to be materially affected. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that, in the reasonable judgment of Landlord, may be necessary or proper to confirm or evidence such subordination. Tenant further covenants and agrees upon demand by Landlord’s mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust, mortgage or other instrument of security, or sale of the Building pursuant to any such deed of trust, mortgage or other instrument of security or voluntary sale, to attorn to the purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease.

35. Joint and Several Liability. If there is more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor(s) of Tenant’s obligations hereunder, the obligations of Tenant shall be joint and several obligations of Tenant and each such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against each such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord’s rights, the failure to give Tenant or any such guarantor any notices, or the release of any party liable for the payment or performance of any of Tenant’s obligations hereunder.

36. Rights Reserved to Landlord. Landlord reserves the following rights, exercisable without notice, except as provided herein, and without liability to Tenant for damage or injury to property, person or business and without affecting an eviction or disturbance of Tenant’s use or possession or giving rise to any claim for setoff or abatement of rent or affecting any of Tenant’s obligations under this Lease: (1) upon thirty (30) days prior notice to change the name or street address of the Building; (2) to install and maintain signs on the exterior and interior of the Building; (3) to designate and approve window coverings to present a uniform exterior appearance; (4) to make any decorations, alterations, additions, improvements to the Building or Complex, or any part thereof (including, with prior notice, the Premises) which Landlord shall desire, or deem necessary for the safety, protection, preservation or improvement of the Building or Complex, or as Landlord may be required to do by law; (5) to have access to the Premises at reasonable hours to perform its duties and obligations and to exercise its rights under this Lease; (6) to retain at all times and to use in appropriate instances, pass keys to all locks within and to the Premises; (7) to approve the weight, size, or location of heavy equipment, or articles within the Premises; (8) to close or restrict access to the Building at all times other than Normal Business Hours subject to Tenant’s right to admittance at all times under such regulations as Landlord may prescribe from time to time, or to close (temporarily or permanently) any of the entrances to the Building; provided Landlord shall have the right to restrict or prohibit access to the Building or the Premises at any time Landlord determines it is necessary to do so to minimize the risk of injuries or death to persons or damage to property (9) to change the arrangement and/or location of entrances of passageways, doors and doorways, corridors, elevators, stairs, toilets and public parts of the Building or Complex; (10) to regulate access to telephone, electrical and other utility closets in the Building and to require use of

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designated contractors for any work involving access to the same; (11) if Tenant has vacated the Premises during the last six (6) months of the Lease Term, to perform additions, alterations and improvements to the Premises in connection with a reletting or anticipated reletting thereof without being responsible or liable for the value or preservation of any then-existing improvements to the Premises; and (12) to grant to anyone the exclusive right to conduct any business or undertaking in the Building provided Landlord’s exercise of its rights under this clause shall not be deemed to prohibit Tenant from the operation of its business in the Premises and shall not constitute a constructive eviction.

37. Estoppel Certificates. Tenant agrees to furnish from time to time, within five (5) days following the request by Landlord or any successor to Landlord or by the holder of any deed of trust or mortgage covering the Land and Building or any interest of Landlord therein, an estoppel certificate signed by Tenant in form and substance satisfactory to Landlord and any such lender, in their sole discretion.

38. Mechanic’s Liens. Nothing contained in this Lease shall authorize Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or the Building or any part thereof; and if any mechanic’s or materialman’s lien is filed or claimed against the Premises or Building or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be released of record.

39. Taxes and Tenant’s Property. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are mistakenly levied or assessed against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

40. Constructive Eviction. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of said notice.

41. Landlord’s Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to Tenant’s actual direct, but not consequential, damages therefore and shall be recoverable only from the interest of Landlord in the Building and the Land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord sells, assigns, transfers or conveys its interest in the Building and the Land, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer or conveyance. Additionally, Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code. The terms of this Paragraph 41 shall survive the termination or expiration of this Lease.

42. Execution by Landlord. The submission of this Lease to Tenant shall not be construed as an offer, and Tenant shall not have any rights with respect hereto unless and until Landlord shall, or shall cause its managing agent to, execute a copy of this Lease already executed and delivered by Tenant to Landlord, and deliver the same to Tenant. Landlord’s execution of this Lease shall be subject to the execution and delivery by Landlord of a lease termination agreement with the prior tenant of the Premises in form acceptable to Landlord in its sole discretion.

43. Miscellaneous. The following provisions shall be applicable hereto: (i) no waiver by Landlord of any of its rights or remedies hereunder, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Landlord; no delay or omission in the exercise or enforcement by Landlord of any rights or remedies shall ever by construed as a waiver of any right or remedy of Landlord; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Landlord; (ii) this Lease is for the sole benefit of Landlord, its successors and assigns, and Tenant, its permitted successors and assigns, and it is not for the benefit of any third party; (iii) words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires;

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and (iv) whenever a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages and/or unavailability of labor or materials, war, governmental laws, regulations or restrictions, or any other cause of any kind whatsoever which are beyond the reasonable control of Landlord.

44. Telecommunications. (a) Tenant and its telecommunications companies, including but not limited to local exchange telecommunications companies and alternative access vendor services companies shall have no right of access to and within the Building, for the installation and operation of telecommunications systems including but not limited to voice, video, data, and any other telecommunications services provided over wire, fiber optic, microwave, wireless, and any other transmission systems, for part or all of Tenant’s telecommunications within the Building and from the Building to any other location without Landlord’s prior written consent, such consent not to be unreasonably withheld or delayed.

(b) Tenant expressly understands and agrees that Landlord reserves the right to grant or deny access (to the Building or any portion thereof, including, without limitation, the Premises) to any telecommunications service provider whatsoever, and that Tenant shall have no right to demand or attempt to require Landlord to grant any access to any such telecommunications service provider. Moreover, Tenant acknowledges and agrees that, in the event any such telecommunications service provider desires access to the Building to serve any or all tenants thereof, such access shall be prescribed and governed by the terms and provisions of Landlord’s standard Telecommunications License Agreement, which must be executed and delivered to Landlord by such telecommunications service provider before it is allowed any access whatsoever to the Building.

45. Removal of Electrical and Telecommunications Wires.

(e) Landlord May Elect to Either Remove or Keep Wires. Within thirty (30) days after the expiration or sooner termination of the Lease, Landlord may elect (“Election Right”) by written notice to Tenant to: (i) Retain any or all wiring, cables, risers, and similar installations appurtenant thereto installed by Tenant in the risers of the Building (“Wiring”); (ii) Inform Tenant of its right of first refusal to remove any or all such Wiring and restore the Premises and risers to their condition existing prior to the installation of the Wiring, subject to Landlord’s prior written consent not to be unreasonably withheld (“Wire Restoration Work”); or (iii) If Tenant elects not to complete the Wire Restoration Work, Landlord shall perform such Wire Restoration Work at Tenant’s sole cost and expense.

(f) Survival. The provisions of this Paragraph shall survive the expiration or sooner termination of the Lease.

(g) Condition of Wiring. In the event Landlord elects to retain the Wiring (pursuant to Paragraph a(i) hereof), Tenant covenants that: (i) Tenant shall be the sole owner of such Wiring, that Tenant shall have good right to surrender such Wiring, and that such Wiring shall be free of all liens and encumbrances; and (ii) All wiring shall be left in good condition, working order, properly labeled at each end and in each telecommunications/electrical closet and junction box, and in safe condition.

(h) Landlord Retains Security Deposit. Notwithstanding anything to the contrary in the Lease, Landlord may retain Tenant’s Security Deposit after the expiration or sooner termination of the Lease until the earliest of the following events: (i) Landlord elects to retain the Wiring pursuant to Paragraph a(i); (ii) Landlord elects to perform the Wiring Restoration Work pursuant to Paragraph a(ii) and the Wiring Restoration Work is complete and Tenant has fully reimbursed Landlord for all costs related thereto; or (iii) Landlord elects to require the Tenant to perform the Wiring Restoration Work pursuant to Paragraph a(iii) and the Wiring Restoration Work is complete and Tenant has paid for all costs related thereto.

(i) Landlord Can Apply Security Deposit. In the event Tenant fails or refuses to pay all costs of the Wiring Restoration Work within thirty (30) days of Tenant’s receipt of Landlord’s notice requesting Tenant’s reimbursement for or payment of such costs, Landlord may apply all or any portion of Tenant’s Security Deposit toward the payment of such unpaid costs relative to the Wiring Restoration Work.

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(j) No Limit on Right to Sue. The retention or application of such Security Deposit by Landlord pursuant to this Paragraph does not constitute a limitation on or waiver of Landlord’s right to seek further remedy under law or equity.

46. Landlord’s Fees. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord’s reasonable costs incurred in reviewing the proposed action or consent, including without limitation reasonable attorneys’, engineers’ or architects’ fees, within ten days after Landlord’s delivery to Tenant of a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

47. Hazardous and Toxic Materials. (a) For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals or otherwise regulated under then-current applicable governmental laws, rules or regulations.

(b) Tenant shall not knowingly incorporate into, or use or otherwise place or dispose of at, the Premises, the Building or on the Land, any hazardous or toxic materials, except for use and storage of cleaning and office supplies used in the ordinary course of Tenant’s business and then only if (i) such materials are in small quantities, properly labeled and contained, (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal, (iii) notice of and a copy of the current material safety data sheet is provided to Landlord for each such hazardous or toxic materials and (iv) such materials are used, transported, stored, handled and disposed of in accordance with all applicable governmental laws, rules and regulations. Landlord shall have the right, but not the obligation, to periodically inspect, take samples for testing and otherwise investigate the Premises for the presence of hazardous or toxic materials.

(c) If Tenant ever has any knowledge of the presence in the Premises or the Building or the Land of hazardous or toxic materials which affect the Premises, Tenant shall notify Landlord in writing promptly after obtaining such knowledge. Tenant acknowledges that Landlord has advised Tenant of the existence of asbestos containing materials used during the initial construction of the Building. An operation and maintenance plan has been established to monitor such materials and has been made available to Tenant; however, the Environmental Protection Agency (EPA) has concluded that “The presence of asbestos in a building does not mean that the health of building occupants is endangered. “The EPA further states “If asbestos-containing material (ACM) remains in good condition and is unlikely to be disturbed, exposure will be negligible.”

(d) If Tenant or its employees, agents or contractors shall ever violate the provisions of Paragraph (b) of this subsection or otherwise contaminate the Premises or the Property, then Tenant shall, at its sole cost and expense, clean up, remove and dispose of the material causing the violation, or remove or remediate the contamination in compliance with all applicable governmental standards, laws, rules and regulations and then prevalent industry practice and standards and shall repair any damage to the Premises or Building within such period of time as may be reasonable under the circumstances after written notice by Landlord (collectively, “Tenant’s Environmental Corrective Work”). Tenant shall notify Landlord of its method, time and procedure for any clean up or removal and Landlord shall have the right to require reasonable changes in such method, time or procedure or to require the same to be done after normal business hours. Tenant’s obligations under this subsection shall survive the termination or expiration of this Lease.

(e) If any Tenant’s Environmental Corrective Work (i) is to occur outside of the Premises or (ii) will in any way affect any portion of the Building other than the Premises, then Landlord shall have the right, but not the obligation, after giving Tenant advance notice and an opportunity to perform such Work, to undertake Tenant’s Environmental Corrective Work, and Tenant shall reimburse Landlord for any expenses incurred by Landlord in undertaking Tenant’s Environmental Corrective Work. Tenant shall allow Landlord, its agents, employees and contractors such access to the Premises as Landlord may reasonably request in order to perform such Tenant’s Environmental Corrective Work. Tenant’s obligations under this subsection shall survive the termination or expiration of this Lease.

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48. Tenant’s Bankruptcy or Insolvency.

(a) If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a “Debtor’s Law”):

(b) Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant’s assets (each a “Tenant’s Representative”) shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Paragraph 11, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor’s Law. Without limitation of the generality of the foregoing, any right of any Tenant’s Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

(i) Such Debtor’s Law shall provide to Tenant’s Representative a right of assumption of this Lease which Tenant’s Representative shall have timely exercised and Tenant’s Representative shall have fully cured any default of Tenant under this Lease.

(ii) Tenant’s Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three (3) months’ rent and other monetary charges accruing under this Lease; and (b) any sum specified in Paragraphs 4 and 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant’s Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant’s Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant’s obligations under this Lease.

(iii) The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

(iv) Landlord shall have, or would have had absent the Debtor’s Law, no right under Paragraph 11 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

49. OSHA Regulations. Tenant acknowledges that it has reviewed the regulations enacted by the Occupational Safety and Health Administration (“OSHA”), as set forth in Sections 1910.1001 and 1926.1101 of Title 29 of the Code of Federal Regulations (the “OSHA Regulations”) and agrees that in addition to its other obligations hereunder, Tenant shall comply with such regulations. Tenant acknowledges that it has been notified of the presence of asbestos-containing materials (“ACM”) and materials designated by OSHA as presumed asbestos-containing materials (“PACM”) located in the Premises. According to Landlord’s current records, without further inquiry, certain materials have been identified as ACM. The following materials, if located in properties constructed prior to 1981, must, in accordance with the OSHA Regulations, be treated as PACM: any thermal system insulation and surfacing material that is sprayed on, troweled on, or applied in some other manner, as well as any resilient flooring material installed in 1980 or earlier. Upon written request by Tenant, Landlord shall provide Tenant with copies of any information pertaining to ACM or PACM in Landlord’s files.

50. Legal Authority. If Tenant is a corporation (including any form of professional association), then each individual executing or attesting this Lease on behalf of such corporation covenants, warrants and represents that he is duly authorized to execute or attest and deliver this Lease on behalf of such corporation. If Tenant is a partnership (general or limited) or limited liability company, then each individual executing this Lease on behalf of

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the partnership or company hereby covenants, warrants and represents that he is duly authorized to execute and deliver this Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

Tenant hereby represents and warrants that neither Tenant, nor any persons or entities holding any legal or beneficial interest whatsoever in Tenant, are (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes as the same may be amended, renewed or replaced from time to time; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons” as the same may be amended, renewed or replaced from time to time. If the foregoing representation is untrue at any time during the Lease Term, an event of default will be deemed to have occurred, without the necessity of notice to Tenant.

51. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. TENANT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS LEASE MAY BE MAINTAINED IN THE COURTS OF TARRANT COUNTY, TEXAS OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND TENANT HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

52. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH WAIVE RIGHT TO TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF OR WITH RESPECT TO THIS LEASE.

53. Confidentiality. Tenant acknowledges that the terms and conditions of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.

54. Americans with Disabilities Act. Tenant agrees to comply with all requirements of the Americans with Disabilities Act (January 26, 1992), as amended, and the ADA applicable to the Premises and such other current acts or other subsequent acts, (whether federal or state) addressing like issues as are enacted or amended, from and after the Commencement Date (including without limitation any such matters relating to the Work). Tenant agrees to indemnify and hold Landlord harmless from any and all expenses, liabilities, costs or damages suffered by Landlord as a result of additional obligations which may be imposed on the Building or the Complex under such acts by virtue of Tenant’s operations and/or occupancy, including the alleged negligence of the Landlord. Tenant acknowledges that it will be wholly responsible for any provision of the Lease which could arguably be construed as authorizing a violation of the ADA. Any such provision shall be interpreted in a manner which permits compliance with the ADA and is hereby amended to permit such compliance.

55. Determination of Charges. Landlord and Tenant agree that each provision of this Lease for determining charges and amounts payable by Tenant (including provisions regarding Tenant’s Operating Expenses Additional Rental and Tenant’s Electrical Expenses Additional Rental) is commercially reasonable and, as to each such charge or amount, constitutes a statement of the amount of the charge or a method by which the charge is to be computed for purposes of Section 93.012 of the Texas Property Code.

56. Financial Statements. Tenant shall furnish Landlord, within 5 business days after Landlord’s request therefore, an updated, current financial statement of Tenant; provided, however, Tenant will not be obligated to provide such financial statements more than once in any one calendar year. Tenant acknowledges that the financial capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant’s financial statements, that Tenant is capable

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of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease.

57. Lienholders’ Approval Rights.This Lease is subject to the approval of existing lienholders on the Project. If Landlord is unable to obtain any and all necessary lender approvals on or before the thirtieth (30th) business day following the full execution of this Lease by Landlord and Tenant, then this Lease shall thereafter be null and void, and neither party shall have any liability to the other by reason of such cancellation.

58. Anti-Terrorism Requirements. Tenant represents and warrants that (a) neither Tenant nor any person, group or entity who owns any direct or indirect beneficial interest in Tenant or any of them, is listed on the list maintained by the United States Department of the Treasury, Office of Foreign Assets Control (commonly known as the OFAC List) or otherwise qualifies as a terrorist, Specially Designated National and Blocked Person or a person with whom business by a United States citizen or resident is prohibited (each a “Prohibited Person”); (b) neither Tenant nor any person, group or entity who owns any direct or indirect beneficial interest in Tenant or any of them is in violation of any anti-money laundering or anti-terrorism statute, including, without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, U.S. Public Law 107-56 (commonly known as the USA PATRIOT Act), and the related regulations issued thereunder, including temporary regulations, and Executive Orders (including, without limitation, Executive Order 13224) issued in connection therewith, all as amended from time to time; and (c) neither Tenant nor any person, group or entity who owns any direct or indirect interest in Tenant is acting on behalf of a Prohibited Person. Tenant further represents to Landlord that none of the funds Tenant will deliver to Landlord as payment of rent are subject to being blocked pursuant to the Order. Tenant shall indemnify and hold Landlord harmless from and against all claims, damages, losses, risks, liabilities and costs (including fines, penalties and legal costs) arising from any misrepresentation in this Paragraph or Landlord’s reliance thereon. Tenant’s obligations under this Section shall survive the expiration or sooner termination of the Term of this Lease.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Lease Agreement is entered into by the parties hereto on the day and year first set forth above.

LANDLORD:

FLDR/TLC OVERTON CENTRE, L.P.,
a Texas limited partnership

By:	FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company,
its general partner

	By:	/s/ Tony Landrum
Tony Landrum, Managing Partner

TENANT:

ELEVATE CREDIT SERVICE, LLC,
a Delaware limited liability company

By:	/s/ Chris Lutes
Chris Lutes, Chief Financial Officer

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EXHIBIT “A” TO LEASE AGREEMENT

Legal Description of the Land

TRACT 1:

BEING a 21.262 acre tract of land being out of the B.B.B. & C.R.R.. Company Survey, Abstract No. 217, Tarrant County, Texas and being all of Lot 1A, Block G, Overton West Addition, to the City of Fort Worth, Texas, as recorded in Volume 388-121, Page 88, and made a part hereof for all purposes. Plat Records, Tarrant County, Texas. Said 21.262 acre tract being more particularly described as follows:

BEGINNING at a found  1⁄2 inch iron rod, located at the northeast corner of said Lot 1A, and also being located in the westerly right-of-way line of International Plaza (a 100 foot right-of-way), and also being the point of curvature of curve to the left, having a delta of 15 degrees 22 minutes 14 seconds, a radius of 1,081.99 feet and a chord bearing and distance of South 00 degrees 42 minutes 52 seconds East, 289.39 feet;

THENCE along said curve and following along said westerly line, an arc distance of 290.26 feet to the point of tangency of said curve and a found  1⁄2 inch rod;

THENCE South 08 degrees 24 minutes 00 seconds East, continuing along said westerly line, for a distance of 94.75 feet to a found  1⁄2 inch iron rod, being the point of curvature of a curve to the right, having a delta of 24 degrees 38 minutes 01 seconds, a radius of 637.00 feet and a chord bearing and distance of South 03 degrees 55 minutes 00 seconds West 271.77 feet;

THENCE along said curve and continuing along said westerly line, an arc distance of 273.87 feet to a found P.K. nail, being the point of tangency of said curve;

THENCE South 16 degrees 14 minutes 00 seconds West, continuing along said westerly line, for a distance of 89.08 feet to a set “X” in concrete, being the point of curvature of a curve to the right, having a delta of 20 degrees 29 minutes 06 seconds, a radius of 991.45 feet and a chord bearing and distance of South 26 degrees 28 minutes 27 seconds West, 352.59 feet;

THENCE along said curve and continuing along said westerly line, an arc distance of 354.47 feet to a set  1⁄2 inch iron rod and the point of tangency of said curve;

THENCE South 36 degrees 43 minutes 00 seconds West, continuing along said westerly line, a distance of 247.31 feet to a found  1⁄2 inch iron rod, being the point of curvature of a non-tangent curve to the right, having a delta of 15 degrees 25 minutes 03 seconds, a radius of 1,423.27 feet and a chord bearing and distance of North 43 degrees 39 minutes 21 seconds West, 381.83 feet;

THENCE along said curve and leaving said westerly line, an arc distance of 382.98 feet to a set  1⁄2 inch iron rod, being the point of curvature of compound curvature of a curve to the right, having a delta of 37 degrees 12 minutes 07 seconds, a radius of 1,844.47 feet and a chord bearing and distance of North 17 degrees 20 minutes 46 seconds West, 1,176.69 feet;

THENCE along said curve, an arc distance of 1,197.61 feet to a set  1⁄2 inch iron rod, being the point of tangency of said curve, and being the northwest corner of said Lot 1A;

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EXHIBIT “A” - PAGE 1	LANDLORD:
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THENCE South 81 degrees 14 minutes 00 seconds East, for a distance of 956.64 feet to the POINT OF BEGINNING and CONTAINING 926,180 square feet or 21.262 acres of land, more or less.

TRACT 2:

EASEMENT ESTATE as created in that certain Non-Exclusive Agreement executed by Cass O. Edwards, II and Eva Colleen Geren to Equitable General Insurance Company, filed 12/06/1976, recorded in Volume 6137, Page 93, Deed Records, Tarrant County, Texas, granting a non-exclusive easement for the purposes of ingress and egress over, along and across the property described therein.

TRACT 3:

EASEMENT ESTATE as created in that certain Development Restrictions and Easement Agreement filed 10/15/1997, recorded in Volume 12944, Page 123, Deed Records, Tarrant County, Texas.

TRACT 4:

EASEMENT ESTATE as created in that certain Development Restrictions and Easement Agreement filed 01/21/2000, recorded in Volume 14186, Page 234, Deed Records, Tarrant County, Texas.

TRACT 5:

Being a 3.340 acre tract of land situated in the B.B.B. and C.R.R. Company Survey, Abstract No. 217, Tarrant County, Texas, being a remainder of Lot 2, Block G, Overton West Addition, an addition to the City of Fort Worth as recorded in Cabinet A, Slide 3319, Plats Records, Tarrant County, Texas, and as conveyed by deed to CMD Realty Investment Fund II, L.P., as recorded in Volume 12547, Page 1539, Deed Records, Tarrant County, Texas. Said 3.340 acre tract of land being more particularly described by metes and bounds as follows:

Commencing at a found  1⁄2 inch iron rod for corner, said point being the northeast corner of said Lot 2, and being the most southerly southwest corner of Lot 1-A, Block G of Overton West Addition, an addition to the City of Fort Worth as recorded in Volume 388-121, Page 88, Plat Records, Tarrant County, Texas, being in the westerly right-of-way line of International Plaza ( a 100’ R.O.W.), and being the point of curvature of a curve to the right, having a delta of 12 degrees 56 minutes 38 seconds, a radius of 1423.27 feet and a chord bearing and distance of North 44 degrees 53 minutes 34 seconds West, 320.85 feet;

Thence northwesterly, leaving said westerly right-of-way line of International Plaza and following along the easterly line of said Lot 2 and the westerly line of said Lot 1-A, being a common line, and along the arc of said curve to the right for a distance of 321.54 feet to a found  1⁄2 inch iron rod for corner, said point being the northeast corner of said 3.340 acre tract and being the POINT OF BEGINNING;

Thence South 25 degrees 22 minutes 36 seconds West, leaving said common line, for a distance of 159.21 feet to a found 5/8 inch iron rod for corner, said point being the northeast corner of Lot 4, Block G of said Overton West Addition, as recorded in Cabinet A, Slide 5578, Plat Records, Tarrant County, Texas;

Thence North 64 degrees 35 minutes 15 seconds West, along the north line of Lot 4 and the south line of said 3.340 acre tract, being a common line, passing the northwest corner of said Lot 4 at a distance of 200.85 feet, and

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continuing with the common line of Lot 5 of said Block G, Overton West Addition, for a total distance of 489.84 feet to a set “x” in concrete for corner, said point being the northwest corner of said Lot 5, and being the easterly right-of-way line of Insurance Lane (a private street with 60 foot R.O.W.), as recorded in Volume 6137, Page 93, Deed Records, Tarrant County, Texas;

Thence North 25 degrees 26 minutes 00 seconds East, leaving said common line and following along said easterly right-of-way line of Insurance Land, for a distance of 218.64 feet to a found  1⁄2 iron rod for corner, said point being the point of curvature of a curve to the right, having a delta of 42 degrees 46 minutes 36 seconds, a radius of 289.85 feet and chord bearing and distance of North 46 degrees 49 minutes 18 seconds East, 211.41 feet;

Thence northeasterly, along said easterly right-of-way line and the arc of said curve to the right, for a distance of 216.40 feet to a found  1⁄2 inch iron rod for corner;

Thence North 68 degrees 12 minutes 36 seconds East, continuing along said easterly right-of-way line, for a distance of 20.20 feet to a set  1⁄2 inch iron rod for corner, said point being the point of curvature of a non-tangent curve to the left, having a delta of 13 degrees 06 minutes 49 seconds, a radius of 1844.47 feet and a chord bearing and distance of South 29 degrees 23 minutes 26 seconds East, 421.23 feet;

Thence southeasterly, along the arc of said non-tangent curve to the left, for a distance of 422.15 feet to a set  1⁄2 inch iron rod for corner, said point being the point of curvature of a compound curve to the left, having a delta of 02 degrees 28 minutes 25 seconds, a radius of 1423.27 feet and a chord bearing and distance of South 37 degrees 11 minutes 02 seconds East, 61.44 feet

Thence southeasterly, along the arc of said compound curve to the left, for a distance of 61.45 feet to the POINT OF BEGINNING and CONTAINING 145,498 square feet or 3.340 acres of land, more or less.

Being the same land as shown on the survey prepared by Graham Associates, Inc. certified by Charles F. Stark, R.P.L.S. No. 5084, dated June 2, 2005.

INFORMATION NOTE: The CAD Numbers for the above property are 02101793 and 06985564.

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EXHIBIT “A” - PAGE 3	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “B-1” TO LEASE AGREEMENT

Floor Plan of Initial Premises

The term “Rentable Space” shall be calculated as follows: (i) in the case of a single tenancy floor, all floor area measured at the floor from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line excluding only the areas (the “Service Areas”) used for Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (which Service Areas shall be measured from the mid-point of walls enclosing such Service Areas), but including any such Service Areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass walls enclosing the Premises and measured to either (A) the mid-point of the walls separating areas leased by or held for lease to other tenants and/or (B) to the tenant’s side of walls adjacent to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called the “Common Areas”), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the tenant’s rentable space (excluding Common Areas) on such floor bears to the aggregate rentable space (excluding Common Areas) on such floor, or other reasonable basis determined by Landlord, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies. No deductions from Rentable Space shall be made for columns or projections necessary to the Building. The Rentable Space in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be as stated in the Basic Lease Information, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in substantial accordance with the terms and provisions hereof.

Suite 300 on the third floor of the Building, Suite 700 on the seventh floor of the Building, and Suite 820/850 on the eight floor of the Building, all as generally depicted below.

[Floor Plans of Suite 300 and Suite 700 to be attached]

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TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SUITE 1-300
21,081 RSF
N
THIRD FLOOR
HOLT LUNSFORD
COMMERCIAL
MATT CARTHEY OFFICE: 817-710-1110 CELL: 817-228-1476
mcarthey@hlfortworth.com
OVERTON CENTRE - TOWER I
4150 INTERNATIONAL PLAZA
FORT WORTH, TX 76109
CONFIRMED LEASE PLAN
id
PROJECT NO.: 33-00
ISSUE DATE: 07.15.10
© 2009 The IdGROUP, LLC

SUITE 1-700 21,176 RSF
N
SEVENTH FLOOR
HOLT LUNSFORD
COMMERCIAL
MATT CARTHEY OFFICE: 817-710-1110 CELL: 817-228-1476
mcarthey@hlfortworth.com
OVERTON CENTRE - TOWER I
4150 INTERNATIONAL PLAZA
FORT WORTH, TX 76109
CONFIRMED LEASE PLAN
id
PROJECT NO.: 33-00
ISSUE DATE: 07.15.10
© 2009 The IdGROUP, LLC

SUITE 1-820 9,596 RSF
SUITE 1-800 10,183 RSF
SUITE 1-850 1,195 RSF
N
EIGHTH FLOOR
HOLT LUNSFORD
COMMERCIAL
MATT CARTHEY OFFICE: 817-710-1110 CELL: 817-228-1476 mcarthey@hlfortworth.com
OVERTON CENTRE - TOWER I
4150 INTERNATIONAL PLAZA
FORT WORTH, TX 76109
CONFIRMED LEASE PLAN
idGROUP
PROJECT NO.: 33-00
ISSUE DATE: 04.02.13
© 2013 The IdGROUP, LLC

EXHIBIT “B-2” TO LEASE AGREEMENT

Floor Plan of Suite 200

The term “Rentable Space” shall be calculated as follows: (i) in the case of a single tenancy floor, all floor area measured at the floor from the inside surface of the outer glass line of the Building to the inside surface of the opposite outer glass line excluding only the areas (the “Service Areas”) used for Building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (which Service Areas shall be measured from the mid-point of walls enclosing such Service Areas), but including any such Service Areas which are for the specific use of the particular tenant such as special stairs or elevators, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies, and (ii) in the case of a floor to be occupied by more than one tenant, all floor areas within the inside surface of the outer glass walls enclosing the Premises and measured to either (A) the mid-point of the walls separating areas leased by or held for lease to other tenants and/or (B) to the tenant’s side of walls adjacent to corridors, elevator foyers, restrooms, mechanical rooms, janitor closets, vending areas and other similar facilities for the use of all tenants on the particular floor (hereinafter sometimes called the “Common Areas”), but including a proportionate part of the Common Areas located on such floor based upon the ratio which the tenant’s rentable space (excluding Common Areas) on such floor bears to the aggregate rentable space (excluding Common Areas) on such floor, or other reasonable basis determined by Landlord, plus an allocation of the square footage of the Building’s elevator machine rooms, mechanical and electrical rooms, and public lobbies. No deductions from Rentable Space shall be made for columns or projections necessary to the Building. The Rentable Space in the Premises has been calculated on the basis of the foregoing definition and is hereby stipulated for all purposes hereof to be as stated in the Basic Lease Information, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in substantial accordance with the terms and provisions hereof.

Suite 200 on the second floor of the Building, as generally depicted below.

[Floor Plan of Suite 200 to be attached]

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TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

SUITE 1-250 11,159 RSF
SUITE 1-200 9,717 RSF
N
SECOND FLOOR
HOLT LUNSFORD
COMMERCIAL
MATT CARTHEY OFFICE: 817-710-1110 CELL 817-228-1476 mcarthey@hlfortworth.com
OVERTON CENTRE - TOWER I
4150 INTERNATIONAL PLAZA FORT WORTH, TX 76109
CONFIRMED LEASE PLAN
idGROUP
PROJECT NO.: 33-00
ISSUE DATE: 09.05.12
© 2012 The IdGROUP, LLC

EXHIBIT “C” TO LEASE AGREEMENT

Holidays

January 1st (Date Observed)	New Years Day

Last Monday in May	Memorial Day

July 4th (Date Observed)	Independence Day

First Monday in September	Labor Day

Fourth Thursday in November plus the Friday following	Thanksgiving Holidays

December 25th	Christmas Day

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “D” TO LEASE AGREEMENT

Building Rules and Regulations

1. Sidewalks, doorways, vestibules, corridors, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from or to another part of the Building.

2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Damage resulting to any such fixtures or appliances or surrounding areas from misuse by Tenant shall be repaired at the sole cost and expense of Tenant, and Landlord shall not in any case be responsible therefore.

3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the Building except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Building except by the Building maintenance personnel nor shall any part of the Building be defaced by Tenant.

4. Landlord will provide and maintain an alphabetical directory of each Tenant’s firm name on the first floor (main lobby) of the Building and no other directory shall be permitted unless previously consented to by Landlord in writing.

5. Tenant shall not place any additional lock or locks on any doors in or to the Premises without Landlord’s prior written consent. Two keys to the locks on the doors which access the Premises from the Common Areas shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made. Additional keys required by Tenant shall be made by Landlord at Tenant’s sole expense. Upon termination of the Lease, Tenant shall return all keys to Landlord and shall provide to Landlord a means of opening all safes, cabinets and vaults being left with the Premises.

6. With respect to work being performed by Tenant in the Premises with the approval of Landlord, Tenant will refer all contractors, contractor’s representatives and installation technicians rendering any service to them to Landlord for Landlord’s supervision, approval and control before the performance of any contractual services. This provision shall apply to work performed in the Building including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installation of every nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Building, except routine picture hanging and minor decorations. Tenant must have Landlord’s written approval prior to employing any contractor. Any and all such contractors shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements. All work in or on the Building shall comply with any and all codes. Tenant shall take no action which would disturb the ceiling tiles or cause any work to be performed above the acoustical ceiling in the Building.

7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord, and subject to its decision and control, as to the time, method and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Tenant is to assume all risk as to damage to articles moved and injury to person or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord and other

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tenants if damaged or injured as a result of acts in connection with carrying out this service for Tenant from the time of entering the property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

8. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall, in all cases, be positioned to distribute the weight and stand on supporting devices approved by Landlord. All damage done to the Building by taking in or putting out any property of Tenant, or done by Tenant’s property while in the Building, shall be repaired at the expense of Tenant.

9. Corridor doors, when not in use, shall be kept closed.

10. Tenant shall cooperate with Landlord’s employees in keeping its Premises neat and clean. Tenant shall not employ any person for the purpose of such cleaning other than the Building’s cleaning and maintenance personnel. Landlord shall be in no way responsible to Tenant, its agents, employees or invitees for any loss of property from the Premises or public areas or for any damage to any property thereon from any cause whatsoever.

11. To insure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to the Premises except by persons approved by Landlord in writing.

12. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Electric current shall not be used for power in excess of standard office use or heating without Landlord’s prior written permission.

13. Tenant shall not make or permit any improper noises in the Building or otherwise interfere in any way with other tenants or persons having business with them.

14. Pursuant to City of Fort Worth Fire Code 605.10.2 and 605.10.4, no space heaters may be used in the Premises.

15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No animals shall be brought into or kept in, on or about the Premises, except service animals.

16. No machinery other than standard office equipment shall be operated by Tenant in its Premises without the prior written consent of Landlord, nor shall Tenant use or keep in the Building any flammable or explosive fluid or substance.

17. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

18. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the Premises or public areas regardless of whether such loss or theft occurs when the area is locked against entry or not.

19. The Premises shall not be occupied by an average of more than one (1) person per 150 square feet of Rentable Space in the Premises without the prior written consent of Landlord.

20. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be advisable for the safety, protection, care and cleanliness of the Building, the use and operation thereof, the preservation of good order therein and the

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TENANT:

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protection and comfort of the tenants and their agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.

21. The Building is designated as a nonsmoking building.

22. Tenant shall have access to the building and parking area twenty-four hours a day, seven days a week. There will be no charge or deposit required for Tenant’s security access cards. Should Tenant not return the security access cards upon expiration or termination of this Lease, then Tenant shall be charged $25.00 per each access card not returned to Landlord. Further, Tenant will be allowed up to ten (10) security access cards per year at a cost of $10.00 per card. The cost per card in excess of ten (10) shall be $25 per card.

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[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “E” TO LEASE AGREEMENT

Construction of Tenant Improvements

This Exhibit sets forth the respective obligations of, and the procedures to be followed by, Landlord and Tenant in the design and construction of those improvements that will prepare the Premises for Tenant’s use and occupancy.

1.	The Work.

The “Work” will consist of leasehold improvements described in the floor plan and specifications attached to this Exhibit as Rider 1 (“Final Plan”).

A. From the Final Plan, Landlord (at Landlord’s cost, up to the amounts set forth in Paragraph 1.B. below) will cause Landlord’s architects and/or engineers, to prepare any required engineering and architectural drawings and specifications (all such engineering and architectural drawings and specifications are referred to collectively as the “Preliminary Working Drawings”), and will submit the same to Tenant for Tenant’s written approval on or before July 13, 2016. Tenant will not unreasonably withhold approval of the Preliminary Working Drawings, and will have no right to withhold approval if the Preliminary Working Drawings are substantially consistent with the Final Plan. Failure by Tenant to deliver written objections to Landlord within five (5) days after receipt of the Preliminary Working Drawings will be deemed to be approval of same. Any disapproval by Tenant must include specific suggestions for making the same acceptable. If Tenant disapproves the Preliminary Working Drawings, Landlord will have the Preliminary Working Drawings revised within three (3) days after receipt of Tenant’s suggestions to incorporate Tenant’s reasonable suggestions and objections, which suggestions and objections will be binding upon Tenant and may be relied upon by Landlord in revising the Working Drawings. Preliminary Working Drawings which are approved in the foregoing manner will become Final Working Drawings. Landlord shall competitively bid out the Work to three (3) general contractors and Tenant may then select one of the general contractors, provided the selected general contractor shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements.

B. Landlord will pay all costs and fees incurred in connection with preparation of the Final Plan and Preliminary and Final Working Drawings, and general contractor fees and labor and materials needed to implement the Work and construction of the leasehold improvements as described in the Final Working Drawings up to a cost of $12.50 per rentable square foot of Suite 820/850 which cost shall include (i) all mechanical, electrical, architectural, and engineering plans, not to exceed $1.50 per rentable square foot of Suite 820/850, and (ii) construction management fee of 5% of all hard construction costs, (“Suite 820/850 Tenant’s Allowance”). Landlord agrees to use reasonable efforts to control the architect’s fees so that such fees do not exceed the Suite 820/850 Tenant’s Allowance. Tenant must utilize the Suite 820/850 Tenant’s Allowance within six (6) months from the Lease Execution Date. Additionally, Landlord shall also provide an additional allowance of up to $6.00 per rentable square foot of Suite 300 and Suite 700 (“Suite 300 & 700 Tenant’s Allowance”). Tenant must utilize the Suite 300 & 700 Tenant’s Allowance within nine (9) months from the Lease Execution Date. Effective as of the Suite 200 Commencement Date, Landlord shall provide an additional allowance of up to $4.00 per rentable square foot of Suite 200 (“Suite 200 Tenant’s Allowance”). Tenant must utilize the Suite 200 Tenant’s Allowance within six (6) months from the Suite 200 Commencement Date. Tenant may, in Tenant’s sole discretion, utilize the Suite 300 & 700 Tenant’s Allowance towards the leasehold improvements in Suite 200. Tenant will pay all costs and fees incurred in connection with preparation of plans and working drawings or construction resulting from a change requested by Tenant pursuant to Paragraph 2 of this Exhibit and any amount in excess of the Suite 820/850 Tenant’s Allowance, the Suite 300 & 700 Tenant’s Allowance, and the Suite 200 Tenant’s Allowance incurred by Landlord in connection with the design and construction of the Work (collectively, “Tenant’s Cost”). Tenant’s Cost hereunder will be deemed additional rent under the Lease.

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EXHIBIT “E” - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

C. Notwithstanding anything to the contrary, any portion of the Suite 820/850 Tenant’s Allowance, the Suite 300 & 700 Tenant’s Allowance, and the Suite 200 Tenant’s Allowance that is not used toward the Work shall for all purposes be deemed forfeited by Tenant, and Tenant shall have no right to receive any credit against Base Rental, Additional Rental or any other payment under the Lease for such unused portion of the Suite 820/850 Tenant’s Allowance, the Suite 300 & 700 Tenant’s Allowance, and the Suite 200 Tenant’s Allowance, nor to use such unused portion for any other purpose.

D. Notwithstanding anything to the contrary, up to ten percent (10%) of the Suite 820/850 Tenant’s Allowance, up to five percent (5%) of the Suite 300 & 700 Tenant’s Allowance, and up to five percent (5%) of the Suite 200 Tenant’s Allowance may be used for: (i) the cost of furniture, fixtures or equipment which are not permanently attached to the Property or the Building (including, but not limited to, tenant signage, security systems, cabling and telephone/telecom/communications equipment), (ii) permit fees or power upgrades, or (iii) non-Building standard items; provided, however, Landlord shall have no obligation to use or advance any portion of the Suite 820/850 Tenant’s Allowance, the Suite 300 & 700 Tenant’s Allowance, and the Suite 200 Tenant’s Allowance for these purposes until Tenant has provided invoices for such soft costs. Once Tenant has provided invoices to Landlord for such soft costs, Landlord shall reimburse Tenant for such soft costs up to ten percent (10%) of the Suite 820/850 Tenant’s Allowance, up to five percent (5%) of the Suite 300 & 700 Tenant’s Allowance, and up to five percent (5%) of the Suite 200 Tenant’s Allowance, within thirty (30) days after Landlord’s receipt of the applicable invoices.

2.	Changes.

A. If Tenant desires any changes, alterations or additions to the Final Plan or the Final Working Drawings, Tenant must submit a detailed written request to Landlord (“Change Order”). If reasonable and practicable and generally consistent with the Final Plan or Working Drawings previously approved, Landlord will comply with the Change Order, but all costs in connection therewith, including without limitation any additional plans, drawings and engineering reports or opinions or modifications of such existing items, will be paid for by Tenant. Landlord may, at any time, reasonably estimate Tenant’s Cost for a Change Order, in advance, and, Tenant will deposit the estimated amount with Landlord within ten (10) days after requested by Landlord. If such estimated amount exceeds the actual amount of Tenant’s Cost, Tenant will receive a refund of the difference, and if the actual amount exceeds the estimated amount, Tenant will pay the difference to Landlord within ten (10) days after requested by Landlord. If any additional plans, drawings or specifications, or modifications of such items, are required to construct a Change Order, the same will be prepared (at Tenant’s cost by Landlord’s architect) and approved in the manner described above. Under no circumstances will any Change Orders serve to abate the rentals under the Lease.

3.	Substantial Completion.

A. Landlord will be deemed to have “substantially completed” the Work for the purposes thereof if Landlord has caused all of the Work to be completed substantially except for so called “punchlist items,” e.g., minor details of construction or decoration or mechanical adjustments which do not substantially interfere with Tenant’s occupancy of the Premises to be made by Tenant and Landlord’s securing of a preliminary or a final Certificate of Occupancy from the City of Fort Worth, Texas.

B. If Landlord notifies Tenant in writing that the Work is substantially completed, and Tenant fails to object thereto in writing within seven (7) days thereafter specifying in reasonable detail the items of Work needed to be performed in order for substantial completion, Tenant will be deemed conclusively to have agreed that the Work is substantially completed, for purposes of commencing rental under the Lease.

C. Substantial completion will not prejudice Tenant’s rights to require full completion of any remaining items of Work. However, if Landlord notifies Tenant in writing that the Work is fully completed, and

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Tenant fails to object thereto in writing within fifteen (15) days thereafter specifying in reasonable detail the items of work needed to be completed and the nature of work needed to complete said items, Tenant will be deemed conclusively to have accepted the Work as fully completed (or such portions thereof as to which Tenant has not so objected).

4.	Construction.

A. Landlord reserves the right to substitute comparable or better materials and items for those shown in the attached plans and specification and Working Drawings.

B. Tenant will be solely responsible for determining whether or not Tenant is a public accommodation under The Americans with Disabilities Act and Texas Architectural Barriers Act and whether or not the Final Working Drawings comply with such laws and the regulations thereunder.

5.	Liability.

The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors. Accordingly, Landlord does not guarantee or warrant that the plans or Workings Drawings will be free from errors or omissions, nor that the Work will be free from defects, and Landlord will have no liability therefore. In the event of such errors, omissions, or defects, Landlord will cooperate in any action Tenant desires to bring against such parties.

6.	Incorporation Into Lease: Default.

THE PARTIES AGREE THAT THE PROVISIONS OF THIS EXHIBIT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Exhibit, the latter will govern and control. Any default by Tenant hereunder will constitute a default by Tenant under the Lease and Tenant will be subject to the remedies and other provisions applicable thereto under the Lease.

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RIDER 1

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CONSTRUCTION NOTES:
C1. PROVIDE NEW BUILDING STANDARD PLASTIC LAMINATE UPPER AND LOWER CABINETS WITH SOLID SURFACE COUNTERTOP AND FULL HEIGHT TILE BACK SPLASH. (ALLOWANCE: $6/SF MATERIALS)
•ENSURE ADA/TAS CONSTRUCTION AT SINK. SINK TO HAVE 30” MINIMUM CLEAR LEG SPACE AND TOP OF COUNTER TO BE 2’-10” A.F.F. MAXIMUM
•REMAINING COUNTERTOP TO BE AT 2’-10” A.F.F. UPPER CABINETS TO BE 1’-6” FROM CEILING. COORDINATE SPACE BETWEEN UPPERS AND LOWERS WITH TENANT’S EQUIPMENT.
• REFERENCE PLAN FOR APPROXIMATE LINEAL FOOTAGE.
C2. PROVIDE 1/4” COLD WATER LINE AND DRAIN FOR TENANT-PROVIDED ICEMAKER.
C3. PROVIDE 1/4” COPPER WATER LINE FOR TENANT-SUPPLIED COFFEE SERVICE.
POWER & COMMUNICATION NOTES:
PROVIDE J-BOXES IN CEILING FOR TENANT-PROVIDED TELEPHONE AND DATA AND CONTRACTOR-PROVIDED ELECTRICAL, TO BE HARDWIRED TO POWER POLE FOR TENANT-PROVIDED PANEL SYSTEM AS REQUIRED. EACH WORK STATION TO HAVE (1) TELEPHONE, (1) DATA, AND (2) DUPLEX OUTLETS, ELECTRICAL CONTRACTOR TO BE RESPONSIBLE FOR CONNECTION TO TENANTS PANEL SYSTEM.
REFLECTED CEILING NOTES:
PROVIDE NEW BUILDING STANDARD LIGHT FIXTURES THROUGHOUT IF NOT EXISTING.
FINISH NOTES:
PROVIDE AND INSTALL NEW BUILDING STANDARD CARPET AND 4” CARPET BASE THROUGHOUT, U.N.O.
PROVIDE AND INSTALL NEW BUILDING STANDARD TEXTURE AND PAINT THROUGHOUT, U.N.O. ALL PAINTED WALLS SHALL RECEIVE TWO COATS OF LATEX PAINT IN BUILDING STANDARD FINISH.
PROVIDE ACCENT PAINT. CONTRACTOR TO ALLOW FOR (2) ACCENT COLORS. EXACT COLORS AND LOCATIONS TO BE DETERMINED.
FINISH KEYNOTES:
F1. PROVIDE NEW BUILDING STANDARD PORCELAIN TILE AT BREAK. ALLOWANCE: $6/SF MATERIALS.
ALTERNATES:
1) IN LIEU OF POWER POLES, CONTRACTOR TO PROVIDE AND INSTALL (15) FLOOR-MOUNTED CORE DRILLS. FLOOR CORE TO CONTAIN (1) TELEPHONE, (1) DATA, AND (2) DUPLEX OUTLETS. COORDINATE EXACT NUMBER AND LOCATIONS WITH TENANT AND BUILDING ENGINEER. PROVIDE ADDITIONAL CORE IN SLAB AT PHONE BOARD LOCATION AS REQUIRED.
2) IN LIEU OF BUILDING STANDARD LIGHT FIXTURES, CONTRACTOR TO PROVIDE AND INSTALL LITHONIA AVANTE 2AV 2X4 DIRECT/INDIRECT FLUORESCENT LIGHT FIXTURES THROUGHOUT.
3) IN LIEU OF BROADLOOM CARPET, CONTRACTOR TO PROVIDE AND INSTALL QUICKSHIP CARPET TILE AND 4” RUBBER BASE THROUGHOUT, U.N.O. ALLOWANCE: $20/YD MATERIALS.
(4) CONFERENCE ROOMS (11) OFFICES (7t) 6X6 CUBES
ELEVATE
Existing Wall
New Wall
* NOT FOR CONSTRUCTION
* ROOM SIZES ARE APPROXIMATE
* APPLIANCES AND EQUIPMENT SHOWN ARE FOR GRAPHIC PURPOSES ONLY
* PLAN PROVIDED FOR GRAPHIC PURPOSES ONLY
* THE idGROUP HAS NOT FIELD VERIFIED FLOOR
* PLAN PENDING CITY APPROVAL.
KEYPLAN - 8TH FLOOR
HOLT LUNSFORD C O M M E R C I A L
OVERTON CENTRE TOWER I
4150 INTERNATIONAL PLAZA, FORT WORTH, TX 76109
SPACE PLAN #1.1 SUITE #820/850 10,791 RSF 06-21-2016
2016 The idGROUP LLC PROJECT NO: 33-69 DRAWN BY: LC

EXHIBIT “F” TO LEASE AGREEMENT

RENEWAL OPTION

Provided that no Event of Default, assignment or sublease has occurred under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an Event of Default pursuant to this Lease, and provided that Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, Tenant (but not any assignee or sublessee) shall have the right and option (the “Renewal Option”) to renew this Lease, by written notice delivered to Landlord no later than nine (9) months and no more than eighteen (18) months prior to the expiration of the initial Lease Term for one (1) additional term (“Renewal Term”) of five (5) years, under the same terms, conditions and covenants contained in this Lease, except that (a) no abatements or other concessions, if any, applicable to the initial Lease Term shall apply to the Renewal Term; (b) the Base Rent shall be equal to the then current market rate for comparable office leases in the area of the Building as determined by Landlord, taking into account concessions, allowances and other inducements common in the market at that time for comparable tenants entering into new leases for new (i.e., not renewal) space in comparable buildings; (c) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term, and (d) all leasehold improvements within the Premises shall be provided in their then existing condition (on an “As Is” basis) at the time the Renewal Term commences.

Failure by Tenant to notify Landlord in writing of Tenant’s election to exercise the Renewal Option herein granted within the time limits set forth for such exercise shall constitute a waiver of such Renewal Option. In the event Tenant elects to exercise the Renewal Option as set forth above, Landlord shall, within thirty (30) days thereafter, notify Tenant in writing of the proposed rental for the Renewal Term (the “Proposed Renewal Rental”). Tenant shall within thirty (30) days following delivery of the Proposed Renewal Rental by Landlord notify Landlord in writing of the acceptance or rejection of the Proposed Renewal Rental. If Tenant accepts Landlord’s proposal, then the Proposed Renewal Rental shall be the rental rate in effect during the Renewal Term.

Should Tenant reject Landlord’s Proposed Renewal Rental during such thirty (30) day period, then Landlord and Tenant shall negotiate during the thirty (30) day period commencing upon Tenant’s rejection of Landlord’s Proposed Renewal Rental to determine the rental for the Renewal Term. In the event Landlord and Tenant are unable to agree to a rental for the Renewal Term during said thirty (30) day period, then the Renewal Option shall terminate and be null and void and this Lease shall, pursuant to its terms and provisions, terminate at the end of the original Lease Term.

Upon exercise of the Renewal Option by Tenant and subject to the conditions set forth hereinabove, this Lease shall be extended for the period of such Renewal Term without the necessity of the execution of any further instrument or document, although if requested by either party, Landlord and Tenant shall enter into a written agreement modifying and supplementing this Lease in accordance with the provisions hereof. Any termination of this Lease during the initial Lease Term shall terminate all renewal rights hereunder. The renewal rights of Tenant hereunder shall not be severable from this Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of this Lease. Landlord’s consent to any assignment of this Lease shall not be construed as allowing an assignment of such rights to any assignee.

As a condition to Tenant executing a lease or amendment under this Exhibit, Tenant shall deliver to Landlord complete current financial statements of Tenant and any guarantors. Landlord shall have the right to review such financial statements. If Landlord is not satisfied, in its discretion, that Tenant has sufficient liquidity and ability to perform its obligations under this Lease during the Renewal Term, then Landlord shall so inform Tenant and the Renewal Option shall be of no force or effect.

INITIALED:
EXHIBIT “F” - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “G” TO LEASE AGREEMENT

Right Of First Refusal

Provided (a) that no Event of Default, assignment or sublease exists under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an Event of Default pursuant to this Lease, (b) that Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, and (c) subject to the pre-existing rights of existing tenants in the Building and other prospective tenants, Tenant (but not any assignee or subtenant) shall have the one time right, subject to the terms and conditions set forth below, to lease any vacant space of at least 7,500 rentable square feet in size located in the Building (the “Right of First Refusal Space”) before it is leased to any third party during the initial Lease Term.

Subject to the terms above, in the event any third party expresses interest in leasing all or any portion of the Right of First Refusal Space during the initial Lease Term (“Third Party Interest”), Landlord shall offer the entire Right of First Refusal Space to Tenant upon the same terms, covenants and conditions as provided in this Lease for the original Premises (the “Landlord Offer”), except that the base rent, the length of lease term, the base year, and the tenant improvement allowance (if any) shall be the same as the terms included in a written indication of third party interest in the Right of First Refusal Space on terms which are acceptable to Landlord. Tenant shall accept the space “As-Is,” and Tenant shall have no further rights with respect to the Right of First Refusal Space. If the lease term reflected in the Landlord Offer will expire on a date earlier than the Expiration Date of the Lease, then the lease term for the Right of First Refusal Space shall be coterminous with that of the Premises, and the Base Rent for the Right of First Refusal Space for the period of time beginning on the first day after the scheduled date of expiration of the third party lease and ending on the Expiration Date of this Lease shall be based on the annual amount per square foot scheduled for the original Premises for such period of time.

If Tenant notifies Landlord in writing of the acceptance of such offer within ten (10) days after Landlord has delivered such offer to Tenant, Landlord and Tenant shall enter into a written agreement modifying and supplementing the Lease and specifying that such Right of First Refusal Space accepted by Tenant is a part of the Premises demised pursuant to the Lease for the remainder of the Lease Term and any renewal thereof, if applicable, and containing other appropriate terms and conditions relating to the addition of the Right of First Refusal Space to this Lease (including specifically any increase or adjustment of the rent as a result of such addition).

In the event that Tenant does not notify Landlord in writing of its acceptance of such offer in such ten (10) day period, then Tenant’s rights under this Exhibit with respect to the Right of First Refusal Space shall terminate and Landlord shall thereafter be able to lease the Right of First Refusal Space or any portion thereof to any third party upon the terms included in the bona fide third party offer initially presented to Tenant.

Any termination of the Lease shall terminate all rights of Tenant with respect to the Right of First Refusal Space. The rights of Tenant with respect to the Right of First Refusal Space shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee (except for a Permitted Transfer). Nothing herein contained should be construed so as to limit or abridge Landlord’s ability to deal with the Right of First Refusal Space or to lease the Right of First Refusal Space to other tenants on the terms set forth herein, Landlord’s sole obligation being to offer, and if such offer is accepted, to deliver the Right of First Refusal Space to Tenant in accordance with this provision.

This right shall apply only with respect to the entire Right of First Refusal Space, and may not be exercised with respect to only a portion thereof (unless only a portion of the Right of First Refusal Space shall be included in the Landlord Offer). If only a portion of the Right of First Refusal Space is included in the Landlord Offer, Tenant’s right shall apply to such portion, and shall thereafter apply to such other portions of the Right of First Refusal Space as they become the subject of Third Party Interest, subject to good faith adjustments by Landlord in the size configuration and location of such remaining portions. If the Right of First Refusal Space is part of a larger space that Landlord desires to lease as a unit, then the Landlord Offer shall, at Landlord’s option, identify the entire such space and the terms therefore, and in such case, Tenant’s right shall apply only to such entire space.

INITIALED:
EXHIBIT “G” - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “H” TO LEASE AGREEMENT

Relocation to Tower III

Contingent upon (a) Landlord and/or an entity relating to the ownership of Landlord has elected to construct a new office building (“Tower III”) located within the office building complex commonly known as “Overton Centre”, (b) no Event of Default, assignment or sublease exists under any term or provision contained in this Lease and no condition exists which with the passage of time or the giving of notice or both would constitute an Event of Default pursuant to this Lease, at the time Tenant requests relocation, (c) Tenant has continuously occupied the Premises for the Permitted Use during the Lease Term, (d) the availability of space that is equal to or greater than the number of rentable square feet leased by Tenant in the Building is available in Tower III, and (e) subject to the pre-existing rights, if any, of other prospective tenants, Tenant (but not any assignee or subtenant) shall have the right, subject to the terms and conditions set forth below, to request relocation to Tower III (“Tower III Relocation Space”).

Subject to the terms above, if Tenant notifies Landlord in writing of Tenant’s desire to relocate its entire Premises from the Building to Tower III during the Lease Term, then Landlord and Tenant shall use good faith efforts to negotiate and enter into a written agreement modifying and supplementing the Lease to specify that (a) the Tower III Relocation Space accepted by Tenant is the Premises demised pursuant to the Lease for the remainder of the Lease Term and any renewal thereof, if applicable, (b) Tenant’s lease of the Tower III Relocation Space shall be upon the same terms, covenants and conditions as provided in this Lease for the original Premises, except that the Base Rent shall be equal to the then current market rate for comparable office leases in the area of Tower III as determined by Landlord, and agreed to by Tenant, taking into account concessions, allowances and other inducements common in the market at that time for comparable tenants entering into new leases for new (i.e., not renewal) space in comparable buildings, and (c) Tenant shall not be responsible for any unamortized costs (i.e. any tenant improvement allowance and/or brokerage commissions) so long as Landlord is the owner of Tower III; provided, however, if the ownership of Tower III changes from Landlord (defined as more than a fifty percent (50%) change in controlling interest in Landlord), then Tenant shall be required to pay back all unamortized costs (i.e. any tenant improvement allowance and/or brokerage commissions) or account for the repayment of such costs as additional rent for Tower III. Tenant shall accept the Tower III Relocation Space “As-Is”. This right shall apply only with respect to relocation to space in Tower III equal to or greater than the entire square footage of the Premises in the Building, and may not be exercised with respect to only a portion thereof.

Subject to the terms above, if Tenant notifies Landlord in writing of Tenant’s desire to relocate its entire Premises from the Building to Tower III during the Lease Term, then Landlord shall use commercially reasonable efforts to finalize the development and construction process for Tower III, including, but not limited to, lease documentation, design and construction drawings, permitting, and general contractor selection. To the extent commercially reasonable, Landlord shall include Tenant in pre-development process for Tower III, including pre-development process (schematics), building presentations, and review of construction documents.

Any termination of the Lease shall terminate all rights of Tenant with respect to the Tower III Relocation Space. The rights of Tenant with respect to the Tower III Relocation Space shall not be severable from the Lease, nor may such rights be assigned or otherwise conveyed in connection with any permitted assignment of the Lease. Landlord’s consent to any assignment of the Lease shall not be construed as allowing an assignment or a conveyance of such rights to any assignee (except for a Permitted Transfer). Nothing herein contained should be construed so as to limit or abridge Landlord’s ability to deal with the Tower III Relocation Space or to lease the Tower III Relocation Space to other tenants.

INITIALED:
EXHIBIT “H” - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

INITIALED:
EXHIBIT “H” - PAGE 2	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXHIBIT “I” TO LEASE AGREEMENT

Acceptance of Premises Memorandum

THIS ACCEPTANCE OF PREMISES MEMORANDUM (this “Memorandum”) is entered into on this day of July 13, 2016, by and between FLDR/TLC OVERTON CENTRE, L.P., a Texas limited partnership as Landlord (“Landlord”), and ELEVATE CREDIT SERVICE, LLC, a Delaware limited liability company, as Tenant (“Tenant”). Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning ascribed to such terms in the Lease (as hereinafter defined).

R E C I T A L S:

WHEREAS, on July 13, 2016, Landlord and Tenant entered into that certain Lease Agreement (the “Lease Agreement”) whereby Landlord leased certain Premises located in the Building to Tenant pursuant to certain terms and provisions more particularly described therein;

WHEREAS, certain leasehold improvements to the Premises have been constructed and installed in accordance with the terms and conditions set forth in the Construction of Tenant Improvements attached to the Lease Agreement as Exhibit “E”; and

WHEREAS, Tenant desires to take possession of and accept the Premises subject to the terms and provisions hereof.

NOW, THEREFORE, for and in consideration of the premises, and the mutual covenants and agreements contained herein and in the Lease, Landlord and Tenant hereby expressly covenant, acknowledge and agree as follows:

1. Landlord has fully completed the Construction of Tenant improvements, alterations or modifications to the Premises in accordance with the Construction of Tenant Improvements Exhibit, and the Premises are substantially complete. The Premises are tenantable and ready for immediate occupancy by Tenant and Landlord has no further obligation to install or construct any construction improvements, modifications or alterations to the Premises.

2. The Commencement Date for the Lease for Suite 300, Suite 700, and Suite 820/850 is August 1, 2016. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental for Suite 300, Suite 700, and Suite 820/850 shall become due and payable on August 1, 2016. The Commencement Date for the Lease for Suite 200 is December 1, 2017. Pursuant to the provisions of the Lease, the first monthly installment of Base Rental for Suite 200 shall become due and payable on December 1, 2017. The Termination Date of the Lease is September 30, 2020.

3. Except as specifically set forth herein, as of the date of this Memorandum the Lease has not been modified, altered, supplemented, superseded or amended in any respect. All terms, provisions and conditions of the Lease are and remain in full force and effect, and are hereby expressly ratified, confirmed, restated and reaffirmed in each and every respect.

INITIALED:
EXHIBIT “I” - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, this Memorandum is entered into by Landlord and Tenant on the date first set forth above.

LANDLORD:

FLDR/TLC OVERTON CENTRE, L.P.,
a Texas limited partnership

By:	FLDR/TLC Overton Genpar, LLC,
a Texas limited liability company,
its general partner

By:
Tony Landrum, Managing Partner

TENANT:

ELEVATE CREDIT SERVICE, LLC,
a Delaware limited liability company

By:	/s/ Chris Lutes
Chris Lutes, Chief Financial Officer

INITIALED:
EXHIBIT “I” - PAGE 2	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Rider No. 101

PARKING FACILITIES

At all times during the Lease Term and any renewal or extension thereof, and so long as this Lease and any renewal or extension thereof is in full force and effect and no event of default shall have occurred and be continuing under this Lease, Tenant shall be permitted the use of the non-reserved parking areas associated with the Building for parking automobiles owned by Tenant and its employees, agents and invitees. Landlord hereby agrees to make available to Tenant, and Tenant hereby agrees to take, subject to the further provisions of this Rider No. 101, during the Lease Term, and any extension or renewal thereof, all or some of the following parking permits to park automobiles in the non-reserved parking areas based on the following ratio:

(1)	Parking Ratio for Suite 820/850 and Suite 200: 4.5 / 1,000 RSF Leased

(2)	Parking Ratio for Suite 300 and Suite 700: 6 / 1,000 RSF Leased

Landlord hereby agrees to make available to Tenant, and Tenant hereby agrees to take, subject to the further provisions of this Rider No. 101, during the Lease Term, and any extension or renewal thereof, four (4) covered, reserved parking spaces in the parking areas associated with the Building.

Tenant shall not have the right to more parking permits than the number set forth above. If existing tenant T C Loan Service, LLC, a Delaware limited partnership, surrenders two (2) covered, reserved parking spaces in parking areas associated with the Building, then Landlord shall offer those two (2) covered, reserved parking spaces to Tenant for no charge during the initial Lease Term. Tenant agrees to comply, and to cause its employees, agents and visitors to comply, with such rules and regulations (and reasonable additions and amendments thereto) as Landlord may promulgate from time to time. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the parking areas or public areas regardless of whether such loss or theft occurs when the parking areas are locked or otherwise secured against entry or not. There shall be no charge for parking during the initial Term of this Lease.

INITIALED:
RIDER 101 - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Rider No. 102

SCHEDULE OF BASE RENTAL

Base Rental for Suite 820/850 shall be payable as follows:

Months	Costs Per Rentable Square Foot Per Annum	Annual Installment	Monthly Installment

8/1/16 – 8/30/17	[****] plus electric	[****] plus electric	[****] plus electric

9/1/17 – 8/30/18	[****] plus electric	[****] plus electric	[****] plus electric

9/1/18 – 8/30/19	[****] plus electric	[****] plus electric	[****] plus electric

9/1/19 – 9/30/20	[****] plus electric	[****] plus electric	[****] plus electric

Base Rental for Suite 300 and Suite 700 shall be payable as follows:

Months	Costs Per Rentable Square Foot Per Annum	Annual Installment	Monthly Installment

8/1/16 – 8/30/16	[****] plus electric	[****] plus electric	[****] plus electric

9/1/16 – 8/30/17	[****] plus electric	[****] plus electric	[****] plus electric

9/1/17 – 8/30/18	[****] plus electric	[****] plus electric	[****] plus electric

9/1/18 – 8/30/19	[****] plus electric	[****] plus electric	[****] plus electric

9/1/19 – 9/30/20	[****] plus electric	[****] plus electric	[****] plus electric

Base Rental for Suite 200 shall be payable as follows:

Months	Costs Per Rentable Square Foot Per Annum	Annual Installment	Monthly Installment

12/1/17 – 8/30/18	[****] plus electric	[****] plus electric	[****] plus electric

9/1/18 – 8/30/19	[****] plus electric	[****] plus electric	[****] plus electric

9/1/19 – 9/30/20	[****] plus electric	[****] plus electric	[****] plus electric

INITIALED:
RIDER 102 - PAGE 1	LANDLORD:
TENANT:

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.